UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

New Brunswick Scientific Co., Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

NEW BRUNSWICK SCIENTIFIC CO., INC.
44 Talmadge Road
Edison, New Jersey 08817

_______________

NOTICE OF THE 2007 ANNUAL MEETING OF SHAREHOLDERS

MAY 30, 2007
_______________

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of New Brunswick Scientific Co., Inc., a New Jersey corporation (the "Company"), will be held at the Clarion Hotel, 2055 Lincoln Highway (Route 27), Edison, New Jersey, on Wednesday, May 30, 2007 at 10:00 A.M. Eastern Daylight Saving Time, for the following purposes:

1. To elect three Class II directors of the Company to terms of three years.

2. To approve and adopt the Company’s 2007 Omnibus Equity and Incentive Plan for Officers and Key Employees.

3. To approve and adopt the Company’s 2007 Omnibus Equity and Incentive Plan for Nonemployee Directors.

4. To transact such other business as may properly come before the meeting and any and all adjournments thereof.

The Board of Directors has fixed the close of business on April 13, 2007, as the record date for the determination of shareholders who are entitled to notice of, and to vote at, the meeting. A copy of the Annual Report of the Company for the year ended December 31, 2006 is included herein.

By Order of the Board of Directors

Adele Lavender
Secretary

April 24, 2007

ALL SHAREHOLDERS ENTITLED TO VOTE AT THE MEETING ARE REQUESTED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. A RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE, IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR THIS PURPOSE.

NEW BRUNSWICK SCIENTIFIC CO., INC.
44 Talmadge Road
Edison, New Jersey 08817
_____________________
PROXY STATEMENT
_____________________

2007 ANNUAL MEETING OF SHAREHOLDERS

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors to be used at the Annual Meeting of Shareholders of New Brunswick Scientific Co., Inc., a New Jersey corporation (the "Company"), to be held at the Clarion Hotel, 2055 Lincoln Highway (Route 27), Edison, New Jersey, on Wednesday, May 30, 2007 at 10:00 A.M., Eastern Daylight Saving Time. This Proxy Statement and enclosed form of proxy are being sent to shareholders commencing on or about April 24, 2007.

You are requested to complete, date and sign the accompanying proxy and return it promptly in the enclosed envelope. Proxies duly executed and received in time for the meeting will be voted in accordance with the directions thereon at the meeting. Such proxies may, nevertheless, be revoked at any time prior to the voting thereof by filing a written notice of revocation with the Secretary of the Company. Please note that mere presence at the meeting will not be effective to revoke a proxy. If you attend the meeting and wish to revoke your proxy, you still must deliver written notice to the Secretary of the Company before the voting thereof.

The Board of Directors has fixed the close of business on April 13, 2007, as the record date for the determination of shareholders who are entitled to notice of, and to vote at, the meeting. As of the record date, the Company had outstanding 9,223,764 shares of Common stock, the holders of which are entitled to one vote per share.

ITEM 1. ELECTION OF DIRECTORS

The Company's Certificate of Incorporation provides for classification of the Board of Directors into three classes with staggered terms of office. Three Class II directors have terms expiring at the 2007 Annual Meeting. The Certificate of Incorporation provides that the number of directors in each of the three classes be apportioned so as to maintain the number of directors in each class as nearly equal as possible. Therefore, three directors designated as Class II directors are to be elected at the 2007 Annual Meeting and serve terms of three years. As a result, each class shall have three directors.

Nominees for Directors

The persons named on the enclosed proxy will vote such proxy for the nominees listed below and on the proxy except where authority has been withheld as to a particular nominee or as to all such nominees. The Board of Directors has no reason to believe that any of the nominees for the office of director will not be available for election as a director. However, should any of them become unwilling or unable to accept nomination for election, it is intended that the individuals named in the enclosed proxy may vote for the election of such other persons as the Board of Directors may nominate. A majority of the votes cast by holders of Common stock is required for approval of these proposals. Abstentions and broker non-votes are not counted as votes cast on any matter to which they relate.

The following table presents the name, age and principal occupation of each nominee and present director.

Name	Age	Principal Occupation	First Became a Director In

Nominees for Terms Expiring at the 2010 Annual Meeting (Class II)

Daniel S. Van Riper(1)	66	Independent Financial Consultant	2001
Dr. David Pramer(1)(2)	84	Executive Assistant for Research Policy and Administration, Rutgers University	1962
William J. Murphy(1)(3)	63	Certified Public Accountant	2007

Terms Expiring at the 2009 Annual Meeting (Class I)

Kenneth Freedman(4)	48	General Manager and Director/Treasurer of Auricle Communications	1999
Peter Schkeeper(1)(5)	62	President of Schkeeper, Inc.	1999
Ernest Gross(1)	88	Attorney in Private Practice	1984

Terms Expiring at the 2008 Annual Meeting (Class III)

David Freedman (4)	86	Chairman of the Board	1958
Dr. Jerome Birnbaum(1)	67	Pharmaceutical R&D Consultant	2000
James T. Orcutt	49	President and Chief Executive Officer of the Company	2001

(1)	Independent director pursuant to the NASDAQ listing standards for independence.

(2)	Dr. Pramer was previously a director of the Company from 1962 to 1976. He was appointed a director again on April 11, 1989.

(3)	Mr. Murphy has been recognized by the Board of Directors as an Audit Committee Financial Expert.

(4)	Kenneth Freedman is the son of David Freedman.

(5)	Lead independent director.

Business Experience of Directors

David Freedman serves as Chairman of the Company's Board of Directors, a position he has held since the Company was incorporated in 1958. Mr. Freedman previously served as President and Chief Executive Officer of the Company until his resignation from that position on May 1, 1989. Mr. Freedman was reappointed as Chief Executive Officer in 2000, retiring from that position on December 31, 2006. Mr. Freedman is also a director of PharmaSeq, Inc., a privately held company.

Jerome Birnbaum, Ph.D. is a pharmaceutical R&D Consultant and is a Co-founder of Achillion Pharmaceuticals, Inc., a development stage biotechnology company. Previously, Dr. Birnbaum was employed by Merck and Co., Inc. from 1966-1987 in various positions culminating as Vice President, Microbiology and Agricultural Research. From 1987 until his retirement in January 2000 he was employed in various positions by Bristol-Myers Squibb Company culminating as Senior Vice President, Strategic R&D Operations.

James T. Orcutt was employed by the Company in May, 2000 as President of the Life Science division and served in that capacity until his appointment as President of the Company on September 10, 2001. Mr. Orcutt was further appointed as Chief Operating Officer of the Company on February 23, 2004. Upon the retirement of Mr. Freedman on December 31, 2006, Mr. Orcutt became the Chief Executive Officer of the Company. Prior to joining the Company, Mr. Orcutt spent 5 years as Senior Vice President of Sales, Marketing and Development with Boekel Industries and 12 years with Barnstead/Thermolyne in various sales and marketing management positions. Prior to his employment with Barnstead/Thermolyne he was employed as a project engineer and a field engineer.

Kenneth Freedman has, since February 1992, been employed by Auricle Communications, a not-for-profit corporation dedicated to radio programming. From 1985 to 1991 he was the Station Manager of WFMU-FM in East Orange, New Jersey.

Peter Schkeeper has, since January 1, 1993, been the President of Schkeeper Inc., a professional engineering inspection services company. From 1972 to 1992 Mr. Schkeeper was employed by Valcor Engineering Corporation in a number of different positions ending with division President.

Ernest Gross is an attorney-at-law who retired in 1984 from Rutgers University where he had been a Professor and Associate Director of the Institute of Management and Labor Relations from 1971 to 1983.

Mr. Murphy is a certified public accountant with extensive financial experience. From January 1997 to October 2005, Mr. Murphy held several positions with Computer Horizons Corp., a publicly held information services, company, initially as Executive Vice President and Chief Financial Officer, and from March 2003 until October 2005, Mr. Murphy served as President and CEO. From 1980 to 1997, Mr. Murphy was employed by the accounting firm of Grant Thornton LLP, which he joined as Senior Audit Manager, and becoming the partner in charge of its New Jersey Practice in 1990. Prior to joining Grant Thornton, Mr. Murphy was a Senior Audit Manager for the accounting firm of Price Waterhouse. Mr. Murphy is a member of the New Jersey State Society of CPAs, the American Institute of Certified Public Accountants and the Financial Executives International. Mr. Murphy also serves as a Director of the Commerce and Industry Association of New Jersey, a not-for-profit pro-business organization and Bradley Pharmaceuticals, Inc., a company publicly traded on the New York Stock Exchange.

Daniel S. Van Riper is an independent financial consultant. From January 2002 to June 2005 he was a special advisor to management of Sealed Air Corporation, a leading global manufacturer of a wide range of food, protective and specialty packaging materials and systems. From July 1, 1998 until January 1, 2002, he was Senior Vice President and Chief Financial Officer of Sealed Air. Prior to joining Sealed Air, Mr. Van Riper spent 36 years with KPMG LLP, a major independent audit and accounting firm, including 26 years as a partner. Mr. Van Riper is also a director of three other publicly traded companies, 3D Systems Corp., DOV Pharmaceutical Inc. and Hubbell Incorporated.

David Pramer, Ph.D. has had a 53-year career at Rutgers University, New Brunswick, New Jersey. Dr. Pramer had served as a Professor of Microbiology and until 1994 he also served as Associate Vice President of the University responsible for corporate liaison activities and transfer of University research technology to government and industrial users. From 1980 to 1988, he was the Director of the Waksman Institute of Microbiology, a research and educational unit within the University. Dr. Pramer currently holds the position of Executive Assistant for Research Policy and Administration at the University.

BOARD OF DIRECTORS’ MEETINGS, COMMITTEES AND FEES

The Company’s Board of Directors held a total of five (5) meetings during the year ended December 31, 2006, all directors attended 80% or more of the meetings of the Board and meetings of committees of the Board on which they served. All Board members are expected to attend the Company’s annual meetings. At the Company’s 2006 annual meeting, all members of the Board and nominees for election to the Board were present.

The standing committees of the Board of Directors include the Corporate Governance and Compensation Committee, the Audit Committee, the Executive Committee and the Nominating Committee.

Corporate Governance and Compensation Committee

The Charter of the Corporate Governance and Compensation Committee of the Board of Directors is available on the Company’s website at http://www.nbsc.com. Please note that the information on the Company’s website is not incorporated by reference in this Proxy Statement.

The Corporate Governance and Compensation Committee is comprised of four members, all of whom are Non-employee Directors. The members of the Corporate Governance and Compensation Committee are Ernest Gross (Chairman), Dr. David Pramer, Dr. Jerome Birnbaum and Daniel S. Van Riper, all of whom meet the independence requirements of NASDAQ. The committee reviews the Company’s policies with respect to employment, pension benefits and stock option plans and recommends modifications to such policies. This committee also administers the Company’s Stock Option Plan for Officers and Key Employees, reviews the compensation of the Company’s executive officers and the compensation and stock options of Directors and makes recommendations for decisions thereon by a majority of the independent directors.

Among its other responsibilities, this committee makes recommendations to the Company’s Board of Directors from time to time as to matters of corporate governance, and reviews and assesses the Company’s Corporate Governance Guidelines. The Corporate Governance and Compensation Committee met three (3) times during the year ended December 31, 2006.

Audit Committee

The Charter of the Audit Committee of the Board of Directors is available on the Company’s website at http://www.nbsc.com. Please note that the information on the Company’s website is not incorporated by reference in this Proxy Statement. The Charter of the Audit Committee requires that it be comprised of at least three members, all of whom are Non-employee Directors and at least one of whom is an “audit committee financial expert” as defined by the Securities Exchange Commission. The members of the Audit committee are William J. Murphy (Chairman), Ernest Gross and Peter Schkeeper, all of whom meet the independence requirements of NASDAQ and of the Securities and Exchange Commission. The Board has determined that Mr. Murphy is an Audit Committee Financial Expert. Mr. Murphy became a director and Chair of the Audit Committee on February 9, 2007, filling the vacancy created by the untimely death on October 8, 2006 of Joel Jaffe, the former Chair of the Audit Committee.

The Audit Committee has the sole and direct authority to engage, appoint, evaluate, compensate and replace the independent auditors, and it reviews and approves in advance all audit, audit related and non-audit services performed by the independent auditors. The Audit Committee meets with management regularly to consider the adequacy of the Company’s internal controls and financial reporting process and the reliability of the Company’s financial reports to the public. This committee also meets with the independent auditors and with the Company’s appropriate financial personnel regarding these matters. The independent auditors meet privately with this committee and have unrestricted access to the committee. The Audit Committee also examines the independence and performance of the independent auditors. In addition to its other responsibilities, the Audit Committee reviews the Company’s critical accounting policies, its annual and quarterly reports on Forms 10-K and 10-Q, and its earnings releases before they are published. The Audit Committee held nine (9) meetings during the year ended December 31, 2006. See---“Report of the Audit Committee” on page 20 of this Proxy Statement for more information.

Innovation and Technology Committee

In 2006, the Board of Directors established the Innovation and Technology Committee to facilitate development of a portfolio of products necessary for the attainment of the Company goals. The members of this Committee are David Freedman (Chairman), Dr. Jerome Birnbaum and Dr. David Pramer. The Innovation and Technology Committee met three (3) times during the year ended December 31, 2006.

Executive Committee

The Executive Committee, consisting of Messrs. Freedman, Schkeeper, Gross and Pramer, handles certain matters that do not require action by the full Board and represents the interests of the Board in connection with matters arising between Board meetings. The Executive Committee met ten (10) times during the year ended December 31, 2006.

Nominating Committee

The Nominating Committee Charter is available on the Company’s website at http://www.nbsc.com. Please note that the information on the Company’s website is not incorporated by reference in this Proxy Statement. The Nominating Committee Charter requires that the committee be comprised of at least three members, all of whom must be Non-employee Directors and meet the independence requirements of NASDAQ. The Nominating Committee, consisting of Drs. Pramer (chairman), Birnbaum, and Mr. Schkeeper, met four (4) times during the year ended December 31, 2006. This committee acts as a screening committee for candidates considered for election to the Board. In this capacity it concerns itself with the composition of the Board with respect to depth of experience, balance of professional interests, required expertise and other factors and evaluates prospective nominees identified by the committee on its own initiative or referred by other Board members, management, shareholders or external sources. Names of prospective candidates must be submitted in writing to the Secretary of the Company by December 21, 2007 for referral to the committee. Any shareholder who wishes to make a nomination at an annual or special meeting for the election of directors must do so in compliance with the procedures set forth in the Committee’s Charter.

Executive Sessions

Non-management independent directors meet regularly in executive sessions without management. Non-management independent directors are those who are not corporate officers and exclude Kenneth Freedman, the son of David Freedman who is deemed not to be independent. Executive sessions are led by a “Lead Director” who coordinates the activities of the other independent directors and performs such other duties and responsibilities as the Board of Directors may determine, including scheduling of meetings of the independent directors and providing liaison between the independent directors and the Chief Executive Officer. An executive session is held in conjunction with each regularly scheduled Board Meeting and other sessions may be called by the Lead Director in his own discretion or at the request of at least two independent directors. Mr. Schkeeper has been designated as the Lead Director.

Contacting the Board of Directors

Any shareholder who wishes to contact any member of the Board of Directors may do so electronically by sending an e-mail to the following address: bdofdirectors@nbsc.com. Alternatively, a shareholder can contact any member of the Board by writing to Board of Directors, New Brunswick Scientific Co., Inc. 44 Talmadge Road, Edison, NJ 08817. Communications received electronically or in writing will be distributed to the appropriate Board member depending on the facts and circumstances outlined in the communication received. For example, if any complaints regarding accounting, internal accounting controls and auditing matters are received, they will be forwarded to the Chairman of the Audit Committee.

Compensation of Directors

Effective January 1, 2007, the Directors of the Company who are not also full time employees of the Company are paid $14,000 annually plus $1,000 for each Board meeting they attend and $600 for each Committee meeting they attend. The Lead Independent Director receives an annual fee of $5,000 and committee chairmen receive an annual fee of $5,000 in addition to $800 for each meeting they attend. The Chairman of the Audit Committee receives an annual fee of $7,500 in addition to $800 for each meeting attended. Members of the Executive Committee receive an annual fee of $1,000 in addition to $600 for each meeting they attend. In addition, outside Directors of the Company (i.e., those who are not also officers of the Company) are eligible to be granted options to purchase stock in the Company pursuant to the Company’s 1999 Stock Option Plan for Nonemployee Directors. Option prices are set at not less than 85% of the fair market value of the stock on the date of grant. These options are generally exercisable over a five-year period in 20% annual installments beginning one year after date of grant.

The following table summarizes the compensation for the year ended December 31, 2006 of the Company’s Directors:

DIRECTORS COMPENSATION
Name(1)	Fees Earned or Paid in Cash	Stock Awards	Option Awards (3)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non-qualified Deferred Compensation Earnings	All Other Compensation	Total
Kenneth Freedman	$20,300	-	$11,665	-	-	-	$31,965
Peter Schkeeper	38,700	-	14,260	-	-	-	52,960
Ernest Gross	41,200	-	5,519	-	-	-	46,719
Daniel S. Van Riper	32,950	-	13,694	-	-	-	46,644
Dr. David Pramer	45,700	-	5,519	-	-	-	51,219
Joel Jaffe (2)	33,200	-	45,649	-	-	-	78,849
Dr. Jerome Birnbaum	26,900	-	11,665	-	-	-	38,565

(1)
Executive Officers of the Company are not entitled to directors fees. All compensation information regarding Executive Officers is included in the Summary Compensation Table contained herein on page 16.

(2)
Mr. Jaffe died on October 8, 2006. On the date of his death, Mr. Jaffe’s unvested options became fully vested. In accordance with Financial Accounting Standards Board Statement of Financial Accounting Standards No. No. 123 (revised 2004), "Share−Based Payment" ("SFAS 123R"), the Company expensed the unrecognized expense of the share based compensation charge associated with these options, on the date of his death.

(3)
The amounts in this column reflect the dollar amounts recognized for financial statement reporting purposes for the year ended December 31, 2006, in accordance with SFAS 123R, for stock options grants under the Company’s stock option plans, and thus include amounts with respect to awards granted in and prior to the year ended December 31, 2006. Assumptions used in the calculation of these amounts are included in the notes to the Company’s audited financial statements included in the 2006 Form 10-K. The following directors held the following numbers of outstanding stock options as of December 31, 2006: Kenneth Freedman, 21,000; Mr. Schkeeper, 25,700; Mr. Gross, 10,000; Mr. Van Riper, 23,200; Dr. Pramer, 10,000; and Dr. Birnbaum, 14,400.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth certain information, as of April 13, 2007, concerning the beneficial ownership of the Company's Common stock for (a) each director (and nominee for director); (b) each of the named officers; and (c) all directors and executive officers of the Company as a group. Unless otherwise indicated, stock ownership includes sole voting power and sole investment power.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
David Freedman (1)	2,166,451	23.5%
Dr. Jerome Birnbaum(2)	16,800	(3)
James T. Orcutt(4)	83,211	(3)
Thomas Bocchino(4)	2,000	(3)
Kenneth Freedman(2)(5)	92,930	1.0%
Peter Schkeeper(2)	16,270	(3)
Ernest Gross(2)(6)	27,289	(3)
Daniel S. Van Riper(2)	28,870	(3)
Dr. David Pramer(2)(7)	77,539	(3)
William J. Murphy	-	(3)
Dr. Lee Eppstein(4)	63,838	(3)
William J. Dunne(4)	20,721	(3)
All directors and executive officers as a group(1)(8)	2,628,447	28.5%

(1)
This figure includes 985,201 owned by the Estate of Sigmund of which David Freedman is the executor, 182,800 shares owned by Mr. Freedman’s wife directly and 8,000 shares which may be acquired within 60 days under a 10% shareholder and director stock option plan. Not include are 79,083 shares owned by a trust for the benefit of Mr. Freedman's wife. Mr. Freedman has neither voting nor investment control over the shares held by the Trust.

(2)
This figure includes respective shares which may be acquired within 60 days under stock option plans for non-employee directors as follows: Kenneth Freedman - 11,800; Dr. Birnbaum - 3,000; Mr. Schkeeper - 14,060; Mr. Gross - 3,000; Dr. Pramer - 3,000 and Mr. Van Riper - 13,560.

(3)	Less than 1 percent.

(4)
This figure includes respective shares which may be acquired within 60 days under stock option plans for officers and key employees as follows: Mr. Orcutt - 57,200; Mr. Bocchino - 2,000; Dr. Eppstein - 29,800 and Mr. Dunne - 14,050.

(5)	This figure includes 12,963 shares owned by Kenneth Freedman’s wife and 30,194 shares in trusts for Mr. Freedman’s minor children for which he is the trustee.

(6)	This figure includes 500 shares owned by Mr. Gross’ wife and 23,789 shares owned jointly by Mr. Gross and his wife.

(7)	This figure includes 8,247 shares owned by Dr. Pramer’s wife and 66,292 shares owned jointly by Dr. Pramer and his wife.

(8)
This figure includes 172,920 shares which may be acquired by the officers and directors as a group within 60 days under the 2001 Stock Option Plans for Officers and Key Employees, the 1998 Stock Option Plan for 10% Shareholder-Directors and the 1999 Stock Option Plans for Nonemployee Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information, as of April 12, 2006, concerning the only persons who, to the best of Management's knowledge, own beneficially more than five percent (5%) of the Company's Common stock. Unless otherwise indicated, stock ownership includes sole voting power and sole investment power.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
David Freedman (1) 44 Talmadge Road Edison, New Jersey 08817	2,166,451(2)	23.5%
Estate of Sigmund Freedman (1) c/o David Freedman 44 Talmadge Road Edison, New Jersey 08817	985,201	10.7
Banque Carnegie Luxembourg S.A. 5 Place la Gare L-1616 Luxembourg Grand-Duchy of Luxembourg	846,725(3)	9.2
Royce & Associates, LLC 1414 Avenue of the Americas New York, NY 10019	566,474	6.1
Ira Albert 1304 SW 160th Avenue - Suite 209 Ft. Lauderdale, FL 33326	682,289(4)	7.4

(1)  David Freedman is the Executor for the Estate of his late brother Sigmund Freedman.

(2)
This figure includes 985,201 owned by the Estate of Sigmund of which David Freedman is the executor, 182,800 shares owned by Mr. Freedman’s wife directly and 8,000 shares which may be acquired within 60 days under a 10% shareholder and director stock option plan. Not include are 79,083 shares owned by a trust for the benefit of Mr. Freedman's wife. Mr. Freedman has neither voting nor investment control over the shares held by the trust.

(3)
Banque Carnegie Luxemburg S.A., Carnegie Global Healthcare Fund Management Company S.A., Carnegie Bank A/S, D. Carnegie & Co. AB and Carnegie Kapitalforvaltning AB are members of a group which collectively own 846,725 shares of the Company and have shared voting power with respect to the shares owned by each.

(4)
Ira Albert may be deemed to have beneficial ownership and control of the shares of the Company’s Common stock held by members of his immediate family, accounts with respect to which Mr. Albert has discretionary authority and shares held by the Albert Partnership by virtue of his control as the General Partner of such entity. Mr. Albert disclaims beneficial ownership of the shares of the Company’s Common stock held by the discretionary accounts and by the Albert Partnership.

Executive Officers

The following table presents the name, age and present office or position of each of the Company's executive officers:

Name	Age	Present Office or Position (1)
James T. Orcutt (1)	49	President and Chief Executive Officer
Adele Lavender (2)	82	Secretary
Thomas Bocchino (3)	47	Vice President, Finance, Chief Financial Officer, and Treasurer
Dr. Lee Eppstein (4)	64	Vice President, Technology

(1)
James T. Orcutt, a director of the Company, was appointed President of the Life Sciences Division in May 2000, President of the Company on September 10, 2001, Chief Operating Officer on February 23, 2004. Mr. Orcutt served in those positions until his appointment as Chief Executive Officer on January 1, 2007.

(2)
Ms. Lavender, served as Administrative Assistant to Mr. David Freedman from 1970 until June 30, 1990, was appointed Secretary of the Company in 1985. Ms. Lavender retired from her position as Administrative Assistant effective June 30, 1990. Ms. Lavender continues to serve on a part-time basis and in an emeritus capacity as Secretary of the Company.

(3)
Mr. Bocchino joined the Company in January 2006 as the Vice President, Finance, Chief Financial Officer, and Treasurer. From July 2000 through July 2005 Mr. Bocchino was Chief Financial Officer of IVC Industries, Inc., a subsidiary of Inverness Medical Innovations, Inc. Mr. Bocchino is a Certified Public Accountant.

(4)	Dr. Eppstein was appointed Vice President, Technology in February 2000.

The officers serve at the pleasure of the Board of Directors. The officers are normally elected at the meeting of directors immediately following the Annual Meeting of the Shareholders and serve until their successors are elected and qualified.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (SEC) and the NASDAQ. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the year ended December 31, 2006, all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with on a timely basis.

Equity Compensation Plan Information

The following table provides information as of December 31, 2006 with respect to the shares of the Company’s Common stock that may be issued under the Company’s existing equity compensation plans:

	Number of securities to be issued upon exercise of outstanding stock options	Weighted average exercise price of outstanding stock options	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders	455,643	$5.63	481,404
Equity compensation plans not approved by security holders	-		-
Total	455,643	$5.63	481,404

COMPENSATION DISCUSSION AND ANALYSIS

Overview
The goal of our executive compensation program is the same as the Company’s goals, to enhance long-term value for our shareholders and to maintain a desirable workplace that will attract and retain the Company’s executives. In line with this goal the Company has designed and implemented an executive compensation program to reward its executives for financial performance and leadership excellence.

The Corporate Governance and Compensation Committee (“Compensation Committee”) has oversight in all areas of executive compensation. On an annual basis the Compensation Committee meets and, along with recommendations and evaluations from the management and the independent directors, reviews the executive employees’ performance in the past year. The Company’s Chief Executive Officer is present during the meeting and is excused from the meeting when discussions on the Chief Executive Officer’s compensation are held.

The Compensation Committee submits their recommendations to the independent directors as to the compensation of the named executive officer. The independent directors have overall authority over executive compensation. See ---“Report of the Independent Directors of the Board of Directors” on page 20 of this Proxy Statement for more information. At the next scheduled Board of Directors meeting, the Chair of the Compensation Committee also presents the committee’s report to the Board of Directors.

Elements of Compensation

The elements and amounts of executive employees’ compensation are reviewed by the Compensation Committee each year. When reviewing each executive employees’ compensation the Compensation Committee takes into consideration such factors as: (i) competitive salaries for similar positions at other companies as well as the compensation level required to recruit and retain the executive employee with the necessary specialized knowledge of the industry and required experience levels, (ii) profitability of the Company in the prior fiscal year, (iii) attainment of financial and non-financial goals, (iv) the impact of domestic and international economies on the Company’s performance, and (v) the United States fiscal policy on direct or indirect government spending in the area of medical research which has an effect on the Company’s sale of products.

The elements of compensation are as follows:

Salary - Executive employees receive a competitive base salary. The base salary is quite often driven by the market conditions for similar positions at other companies. Each year the Compensation Committee assesses the base salary of each executive employee. Among other criteria, adjustments to the base salary can be made for: (i) general inflationary increases, in similar percentages given to non-executive employees, (ii) competitive market adjustment increases to bring the executive employee’s salary in line with that of executive employees at other companies, and (iii) changes in the level of executive employee’s responsibilities.

The Compensation Committee believes that executive employees should be paid a base level of compensation. This base compensation should be set at such a level as to ensure retention of the executive employee.

Cash Bonus - Each year the Compensation Committee meets to review each executive employee’s performance in the prior fiscal year. The committee will review such factors as: (i) profitability of the company, (ii) attainment of financial and non-financial goals, (iii) new product development activity, (iv) labor relations, and (v) customer satisfaction. At its sole discretion, the Compensation Committee may grant executive employees a discretionary bonus in recognition of past services.

The Compensation Committee believes that this variable cash portion of the executive employee’s compensation package rewards the executive employee based upon the Company’s performance. Should the Company fail to meet its goals or be less profitable than anticipated, the executive employees would not be entitled to a cash bonus.

Long-term Incentive Awards - Each year the Committee reviews the long-term incentive compensation awards that may be granted to executive employees. These long-term incentive awards are generally in the form of stock options which are granted under the Company’s shareholder approved stock option plans. The Company maintains two stock option plans for executive officers. Those plans are the 1998 Stock Option Plan for 10% Shareholder - Director and the 2001 Non-Qualified Stock Option Plan for Officers and Key Employees.

Typically these option grants vest over a five year period and have lives from six to ten years. The determination of the option date is the day upon which it is approved by the Board of Directors and the exercise price is 100% of the closing market price on the day prior to the grant. Options are approved at regularly scheduled Board meetings which are scheduled months in advance.

In addition to the factors mentioned previously, when determining the recommended amount of these awards, the Compensation Committee takes into consideration, among others, the following factors: (i) desired level of ownership in the Company’s stock that the Compensation Committee would like the executive employees to achieve, (ii) the income statement impact of awards of this nature, and (iii) stock options available for grant under the appropriate plans.

The Compensation Committee believes that these long-term incentive awards align the executive employee’s goals with that of the shareholder.

Change in Control Agreements - The Company maintains change in control agreements with Messrs. Freedman and Eppstein that provide for payments to them in the event that their employment relationship with the Company is terminated as a result of a transaction, not approved the Board of Directors, which would effect a change in control of the Company. The aggregate amount of payments to these individuals under these plans would equal 125% of the total salary and bonus paid to them during the two years preceding their termination. Additionally, the Company has entered into change in control agreements with Messrs. Orcutt, Bocchino and Eppstein, which provide for payments equal to 200% of their current annual base salary at the time of termination if they are involuntarily terminated for any reason after the occurrence of a change in control of the Company.

The Compensation Committee believes that by giving the executive officers such agreements, that should there be a pending change in control for that the Company is able to retain the executive officers with no disruption in the management of the Company.

Benefits - The Company also offers to its employees various benefits which are competitive with other employers’ benefits in our industry and geographic area. Except where noted, all of the Company’s salaried employees are eligible for the following benefits:

Defined Benefit Plan - The Company has a noncontributory defined benefit pension plan covering executive employees and qualified U.S. salaried employees not covered by a collective bargaining agreement. Retirement benefits under this plan are based upon a formula which is more fully described in [refer to pension section of proxy statement]

401(k) Defined Contribution Plan - The Company has a defined contribution plan that covers its U.S. employees. The Company contributes $0.25 for each $1.00 employee contribution for the first 6% of the employees’ salary. After five years the Employee is fully vested with respect to the Company match. Maximum contributions under this plan are governed by Internal Revenue Service guidelines.

Group Term Life Insurance - The Company provides all eligible U.S. employees with group term life insurance. The amount of coverage is the lower of two (2) times salary or a maximum of $200,000. In accordance with Internal Revenue Regulations, all employees are responsible for the deemed premium cost for this insurance coverage in excess of $50,000. See “Summary Compensation Table - Column (i) - All Other Compensation” on page 16 for the premium costs of the executive employees.

Split Dollar Life Insurance - The Company provides split dollar life insurance through legacy plans to David Freedman and James Orcutt, which is reported in the Summary Compensation Table. See “Summary Compensation Table - Column (i) - All Other Compensation” on page 16. Since 2001 we have not offered this insurance as a continuing part of our benefit program due to regulatory and tax changes that made this program less attractive.

Employee Stock Purchase Plan - All employees are entitled to participation in the Employee Stock Purchase Plan. Employees who participate in this plan may purchase the Company’s stock at a 5% discount from the closing price on the last day of the month preceding the purchase of the Company Common stock.

Company Automobile/Allowance - Employees who perform a sales and service function as well as executive management and who are required to represent the Company on business are allowed the use of a Company vehicle. Personal usage of the Company auto, including the employees’ commutation, is taxable to the employee and the employee is responsible for taxes due on this imputed income. In lieu of Company provided automobiles, certain employees are provided with automobile allowances which are fully taxable to the individual.

The Compensation Committee believes that the aforementioned benefits are necessary in order to recruit and retain its employees.

Compensation of the Named Executives in 2006

David Freedman, James Orcutt, Thomas Bocchino and Dr. Lee Eppstein participate in the Company’s Executive Employees’ Bonus Plan. This plan is administered by the Compensation Committee. The plan is designed to reward the above executive officers based upon performance in the following areas:

• Short Term - The criteria used to measure the executive employees against their short term goals include: (i) the attainment of financial goals for sales and profitability as well as asset management, (ii) timely launches of newly developed products (iii) labor relations including health, safety and morale, and (iv) customer satisfaction.

• Long Term - The criteria used to measure the executive employees against their long term goals include: (i) the extent to which the goals and objectives of the Company’s strategic plan have been met, including acquisitions and new business development, and (ii) the overall enhancement of shareholder value over a measured period.
• Individual Goals or Specific Projects - At the discretion of the Compensation Committee, executive employees may receive an additional bonus for meeting individual or specific project goals that benefit the Company.

The bonus under this plan is at the full discretion of the Compensation Committee.

For the year ended December 31, 2006 the Company’s revenues increased 12%, operating income increased 43%, shareholders’ equity increased by 23% and the closing price of the Company’s Common stock increased 19% from $6.79 at December 31, 2005 to $8.10 at December 31, 2006. On this basis the committee recommended that the above executive employees be paid discretionary bonuses in the amounts listed below.

Chief Executive Officer’s Compensation - Mr. Freedman is co-founder and had been the Chairman and Chief Executive Officer (“CEO”) retiring from that position on December 31, 2006. On January 1, 2007, Mr. Freedman became the Company’s Non-Executive Chairman.

For 2006, the Compensation Committee reviewed Mr. Freedman’s base salary and concluded that Mr. Freedman was appropriately compensated for an individual with his responsibilities and made no adjustment to his base salary.

For the year ended December 31, 2006, in recognition of Mr. Freedman’s contribution toward meeting the Company’s 2006 goals as outlined in the Company’s Executive Employees’ Bonus Plan and achievement of non-financial goals, the Compensation Committee recommended a bonus of $94,283. In conjunction with Mr. Freedman’s retirement on December 31, 2006, the independent directors approved a $396,000 recognition bonus for his founding, visionary guidance and service to the Company.

The Compensation Committee also reviewed Mr. Freedman’s long-term incentive awards and concluded that Mr. Freedman was the Company’s largest shareholder and as such, his interests were already aligned with that of other shareholders and that through a combination of his salary and bonuses that he was sufficiently compensated at that time.

President and Chief Operating Officer’s Compensation - For the year ended December 31, 2006, in recognition of Mr. Orcutt’s contribution toward meeting the Company’s 2006 goals as outlined in the Company’s Executive Employees’ Bonus Plan, the Compensation Committee recommended a bonus of $91,944.

The Compensation Committee also recommended that Mr. Orcutt be awarded 15,000 non-qualified stock options. This grant was approved by the Board on February 21, 2006, the date of the grant, with an exercise price of $7.14, the closing price of the Company’s Common stock on February 20, 2006. In accordance with Financial Accounting Boards Standard, Statement of Financial Accounting Standards No. 123R (Revised 2004), “Share-Based Payment” (“SFAS 123R”), the Company will recognize compensation expense of $48,450 over the next five years; this compensation expense represents the fair value of this grant.

Chief Financial Officer’s Compensation - Mr. Bocchino became the Company’s Chief Financial Officer (“CFO”) in January 2006, replacing Samuel Eichenbaum, the Company’s former CFO. In the fourth quarter of 2005, the Company had begun the search for Mr. Eichenbaum’s replacement. The Company consulted with executive recruiters and was advised by recruiters as to what the market conditions were for CFO’s of companies our size and complexity. The search was conducted by the Company’s CEO and COO and a compensation package was negotiated with Mr. Bocchino, which was later confirmed by the Board of Directors, that included a base salary of $170,000 per year, an automobile allowance of $500 per month, participation in the Executive Employees’ Bonus Plan and all other benefits available to the Company’s salaried employees. As part of Mr. Bocchino’s initial compensation package and as an incentive to align Mr. Bocchino’s goals and objectives with that of the shareholders of the Company, Mr. Bocchino was awarded an initial non-qualified stock option grant of 10,000 shares. This grant was approved by the Board on February 21, 2006, the date of the grant, with an exercise price of $7.14, the closing price of the Company’s Common stock on February 20, 2006. These options vest over a five year period and expire on February 21, 2012. In accordance with SFAS 123R the Company will recognize compensation expense of $32,300 over the next five years; this compensation expense represents the fair value of this grant.

For the year ended December 31, 2006, in recognition of Mr. Bocchino’s contribution towards meeting the Company’s 2006 goals as outlined in the Company’s Executive Employees’ Bonus Plan, the Compensation Committee recommended a bonus of $61,008.

Vice President, Technology’s Compensation - For the year ended December 31, 2006, in recognition of Mr. Eppstein’s contribution toward meeting the Company’s 2006 goals as outlined in the Company’s Executive Employees’ Bonus Plan, the Compensation Committee recommended a bonus of $42,929.

The Compensation Committee also awarded Mr. Eppstein 7,500 non-qualified stock options. This grant was approved by the Board on February 21, 2006, the date of the grant, with an exercise price of $7.14, the closing price of the Company’s Common stock on February 20, 2006. In accordance with SFAS 123R, the Company will recognize compensation expense of $24,225 over the next five years, this compensation expense represents the fair value of this grant.

Vice President, Sales and Service’s Compensation - Mr. Dunne participates in the Company’s Management Incentive Plan. The plan is comprised of non-discretionary and discretionary components. The total bonus at 100% achievement of targeted goals results in a 20% bonus. A maximum bonus of 40% may be achieved in accordance with the plan. The non-discretionary component (60% of the total bonus payout at target) uses a formula based upon consolidated net sales and operating income. The discretionary component (40% of the total bonus payout at target) takes into consideration financial and other less tangible goals as well as subjective criteria, at the sole discretion of the Compensation Committee. The Compensation Committee has traditionally made awards under the discretionary element based upon the percent achieved (capped at 100%) under the non-discretionary element. In accordance with this plan, for 2006 Mr. Dunne received a total bonus of $35,451, of which $24,329 was non-discretionary and $11,122 was discretionary.

The Compensation Committee also awarded Mr. Dunne 6,000 non-qualified stock options. This grant was approved by the Board on February 21, 2006, the date of the grant, with an exercise price of $7.14, the closing price of the Company’s Common stock on February 20, 2006. In accordance with SFAS 123R, the Company will recognize compensation expense of $19,390 over the next five years; this compensation expense represents the fair value of this grant.

The Committee also recommended that Messrs. Orcutt, Eppstein and Dunne by given annual salary increases of 4%, which is generally in line with the salary increases of the Company’s other salaried employees for above average performance.

The Compensation Committee submitted all of the above referenced compensation recommendations to the independent directors. See ---“Report of the Independent Directors of the Board of Directors” on page 20 of this Proxy Statement for more information. The above recommendations of the Compensation Committee were also presented to the Board of Directors at its next scheduled board meeting following the meeting of the Compensation Committee.

Report of the Corporate Governance and Compensation Committee of the Board of Directors

The Corporate Governance and Compensation Committee of the Board of Directors is currently comprised of Mr. Ernest Gross, Chairman, Dr. Jerome Birnbaum, Dr. David Pramer and Mr. Daniel S. Van Riper, each of whom is an independent director. The Corporate Governance and Compensation Committee has reviewed and discussed this compensation discussion and analysis with management and has recommended to the Board of Directors of the Company that the compensation discussion and analysis be included in this proxy statement.

Corporate Governance and Compensation Committee of the Board of Directors

Ernest Gross (Chairman)
Dr. Jerome Birnbaum
Daniel S. Van Riper
Dr. David Pramer

EXECUTIVE COMPENSATION

The following table summarizes the compensation for the year ended December 31, 2006 of the Company’s principal executive officer, principal financial officer and the four most highly compensated executive officer of the Company for the year ended December 31, 2006 (the "Named Executive Officers"). Because of the magnitude of the changes in compensation disclosure requirements under the rules adopted by the SEC in 2006, the SEC is not requiring companies to recalculate or restate the compensation information for 2004 and 2005 included in last year’s proxy statement. Consequently, only compensation information for the year ended December 31, 2006 is reflected in the following tables.

SUMMARY COMPENSATION TABLE
Name and Principal Position (1)	Year	Salary	Bonus	Stock Awards	Option Awards (2)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation (3)	Total Compensation
David Freedman(4)	2006	$288,943	$490,283(5)	-	$11,148	-	$(35,165)	$19,496	$774,705
Chairman of the Board and Chief Executive Officer

James T. Orcutt(6)	2006	231,650	91,944	-	29,766	-	12,933	3,718	370,011
President and Chief Operating Officer

Thomas Bocchino(7)	2006	163,461	61,008	-	5,540	-	-	1,474	231,483
Vice President, Finance, Chief Financial Officer, and Treasurer

Dr. Lee Eppstein	2006	143,096	42,929	-	14,221	-	25,443	3,288	228,877
Vice President, Technology

William J. Dunne	2006	139,020	35,451	-	8,879	-	10,845	3,120	197,315
Vice President, Sales and Service

(1)
While each of the Named Executive Officers received perquisites or other personal benefits in the years set forth above, the value of these benefits are not indicated since they did not exceed $10,000.

(2)
The amounts in this column reflect the dollar amounts recognized for financial statement reporting purposes for the year ended December 31, 2006, in accordance with SFAS 123R, for stock options grants under the Company’s stock option plans, and thus include amounts with respect to awards granted in and prior to the year ended December 31, 2006. Assumptions used in the calculation of these amounts are included in the notes to the Company’s audited financial statements included in the 2006 Form 10-K.

(3)
Amounts shown in all other compensation for 2006 include the Company’s matching contribution to the 401(k) plan in the following amounts: Mr. Freedman $3,300; Mr. Orcutt $3,300; Mr. Bocchino $1,226; Dr. Eppstein $2,100; Mr. Dunne $2,346. Also included in 2006 are life insurance premiums paid on behalf of the named executives in the following amounts: Mr. Freedman $16,196; Mr. Orcutt $418; Mr. Bocchino $248; Dr. Eppstein $1,188 and Mr. Dunne $774.

(4)	Mr. Freedman retired as Chief Executive Officer on December 31, 2006.

(5)	Inclusive of a $94,283 for meeting the Company’s 2006 goals and a $396,000 recognition bonus.

(6)	Mr. Orcutt was appointed Chief Executive officer as of January 1, 2007.

(7)	Mr. Bocchino joined the Company on January 9, 2006. Salary information for 2006 reflects a partial year.

The Company entered into termination agreements with each of David Freedman and Dr. Lee Eppstein. Those agreements provide for payments by the Company to such individuals in the event that their employment relationship with the Company is terminated as a result of a transaction, not approved by the Company which effects a change in control of the Company, in an aggregate amount equal to 125% of the total salary and bonuses paid to them during the two years preceding their termination. Upon Mr. Freedman’s retirement from the Company on December 31, 2006, this termination agreement expired.

The estimated amount of compensation that would have been owed to Dr. Lee Eppstein assuming that such termination occurred as of March 31, 2007 would amount to $740,339.

In addition, the Company has entered into termination agreements with James T. Orcutt, Thomas Bocchino and Dr. Lee Eppstein, which provide for payments equal to 200% of their current annual base salary at the time of termination if they are involuntarily terminated for any reason after the occurrence of a change in control of the Company.

Grants of Plan-Based Awards

The following table sets forth information regarding the options granted during the year ended December 31, 2006 to the Named Executive Officer:

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Award ($/Sh)	Grant Date Fair Value of Option Awards ($)
James Orcutt	2/21/06	15,000	$7.14	$48,450

Thomas Bocchino	2/21/06	10,000	7.14	32,300

Dr. Lee Eppstein	2/21/06	7,500	7.14	24,225

William J. Dunne	2/21/06	6,000	7.14	19,380

Outstanding Equity Awards at Fiscal Year-End

The following table indicates information about option awards that have been granted, but unexercised by Named Executive Officers as of December 31, 2006:

	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercisable Price	Option Expiration Date
David Freedman	-	20,000	-	$6.14	2/22/2011

James Orcutt	-	15,000	-	7.14	2/21/2012
-		20,000	-	6.14	2/22/2011
	16,500	11,000	-	4.45	2/20/2009
	19,360	4,840	-	4.49	1/2/2008

Thomas Bocchino	-	10,000	-	7.14	2/21/2012

Dr. Lee Eppstein	-	7,500	-	7.14	2/21/2012
-		7,500	-	6.14	2/22/2011
	9,900	6,600	-	4.45	2/20/2009
	9,680	2,420	-	4.49	1/2/2008

William J. Dunne	-	6,000	-	7.14	2/21/2012
-		6,000	-	6.14	2/22/2011
	3,300	2,200	-	4.45	2/20/2009
	4,840	1,210	-	4.49	1/2/2008

Option Exercises

The following table sets forth the exercised options for the fiscal year ended December 31, 2006, for the Named Executive Officers:

	Option Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise
James Orcutt	26,620	$91,804

Dr. Lee Eppstein	19,965	64,850

William J. Dunne	13,310	45,624

Pension Plan

The Named Executive Officers participate in the Company's Salaried Employees' Retirement Plan (the "Pension Plan"), which provides pension benefits to all salaried employees of the Company meeting certain age and length of service requirements. The following table sets forth information on the pension benefits for the Named Executive Officers:

Name	Number of Years Credited Service	Present Value of Accumulated Benefit	Payments During Last Fiscal Year
David Freedman	60	$622,669	$62,564

James Orcutt	6	59,417	-

Thomas Bocchino	-	-	-

Dr. Lee Eppstein	24	254,675	-

William J. Dunne	17	110,113	-

The following table sets forth the estimated annual pension benefits from the Pension Plan, based upon a maximum salary of $205,000 per year payable upon retirement at Normal Retirement Date (as defined in the Pension Plan):

	Estimated Annual Benefits
	Years of Continuous Service
Annual Salary	10	20	30	40	45
$100,000	$11,148	$22,680	$34,212	$43,978	$47,978
$120,000	$13,468	$27,400	$41,332	$53,098	$57,898
$140,000	$15,788	$32,120	$48,452	$62,218	$67,818
$160,000	$18,108	$36,840	$55,572	$71,338	$77,738
$180,000	$20,428	$41,560	$62,692	$80,458	$87,658
$205,000	$23,328	$47,460	$71,592	$91,858	$100,058

The normal retirement benefit formula for plan participants provides that benefits are the sum of the following:

1. 0.5% of annual compensation up to $7,800 plus 1% of annual compensation in excess of $7,800 multiplied by Credited Service prior to January 1, 1983.

2. 0.6% of annual compensation up to $7,800 plus 1.2% of annual compensation in excess of $7,800 for each year of Credited Service from January 1, 1983 to Normal Retirement Date up to a maximum of 35 years (maximum includes years of service prior to January 1, 1983) (as such terms are defined in the Pension Plan).

3. 0.8% of annual compensation for each year of Credited Service in excess of 35 years.

The benefit amounts listed in the above table are not subject to any deduction for Social Security or other offset amounts.

Report of the Independent Directors of the Board of Directors

The directors of the Board of Directors who meet the independence requirements of NASDAQ, after taking into consideration recommendations from the Corporate Governance and Compensation Committee, establish the compensation for David Freedman, the Chairman of the Board and Chief Executive Officer as well as for the other named executive officers of the Company. The independent directors have no interlocking relationships as to which applicable Securities and Exchange Commission rules require disclosure.

The independent directors receive a recommendation from the Corporate Governance and Compensation Committee as to the compensation of named executive officer. The independent directors utilize the same compensation components and performance assessments as followed generally by the Company and the Corporate Governance and Compensation Committee in determining compensation for the Company’s executive officers.

Submitted by the
Independent Directors of the Board of Directors

Dr. Jerome Birnbaum
Ernest Gross
Peter Schkeeper
Daniel S. Van Riper

Report of the Audit Committee of the Board of Directors

The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. The Audit Committee is composed of three (3) non-employee directors, each of whom is independent as defined by the National Association of Securities Dealers’ listing standards. The Audit Committee operates under a written charter approved by the Board of Directors. The Charter was originally filed with the Securities and Exchange Commission in connection with the filing of the Company’s proxy statement for its 2006 annual meeting, a copy of which is available at http://www.nbsc.com.

Management is responsible for the Company’s internal controls and financial reporting process. The Company’s independent registered public accounting firm, KPMG is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards in the United States of America and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. In addition, the audit committee, or the audit committee chair pre-approves the engagement of the independent accountants to provide non-audit services, including tax services.

In connection with these responsibilities, the Audit Committee met with management and the independent accountants to review and discuss the audited consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006. The Audit Committee also discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The Audit Committee also received written disclosures from the independent accountants as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The independent accountants confirmed to the Audit Committee in writing that they were independent with respect to the Company under all relevant professional and regulatory standards.

Based upon the aforementioned, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 filed with the Securities and Exchange Commission.

Submitted by the
The Audit Committee of the Board of Directors

William J. Murphy (Chairman)
Ernest Gross
Peter Schkeeper

The Board has determined that Mr. Murphy is an Audit Committee Financial Expert.

Certain Relationships and Transactions

Carol Freedman, the daughter of David Freedman, and the sister of Kenneth Freedman, has been employed by the Company in various capacities since 1979. Ms. Freedman is currently Customer Service Manager and also is Assistant Treasurer of the Company. Her compensation for 2006 was $63,370.

ITEM 2. PROPOSAL TO ADOPT THE COMPANY’S 2007 OMNIBUS EQUITY AND INCENTIVE PLAN FOR OFFICERS AND KEY EMPLOYEES

INTRODUCTION

On March 29, 2007, our Board of Directors approved the 2007 Omnibus Equity and Incentive Plan for Officers and Key Employees, which we refer to as the New Officer/Key Employee Plan, subject to the approval of our stockholders. The Board of Directors now is recommending that our stockholders approve the New Officer/Key Employee Plan. The New Officer/Key Employee Plan authorizes the issuance of options to purchase shares of Common stock and the grant of stock awards, which consist of stock bonus awards, restricted stock awards, stock appreciation rights, phantom stock awards, deferred shares and performance shares. A total of 180,572 shares are reserved for the grant of options and stock awards under the New Officer/Key Employee Plan. The Board of Directors believes that the New Officer/Key Employee Plan promotes the best interests of the Company and our stockholders by assisting us in the recruitment and retention of persons with ability and initiative, providing an incentive to such persons to contribute to the growth and success of our businesses by affording such persons equity and equity-based participation in the Company, and aligning the interests of such persons with those of the Company and our stockholders.

No stock options or other equity awards have been granted under the New Officer/Key Employee Plan to date.

The Company will discontinue its 2001 Nonqualified Stock Option Plan for Officers and Key Employees (the “Existing Officer/Key Employee Plan”) if the New Officer/Key Employee Plan is approved by the stockholders. There currently are 80,572 shares available for grant under the Existing Officer/Key Employee Plan. The Company’s intention is to amend the Existing Officer/Key Employee Plan to provide that no further stock options will be issued thereunder upon the adoption of the New Officer/Key Employee Plan, and that the New Officer/Key Employee Plan will be the sole source of any new stock options and equity awards for officers and key employees in the future. However, all stock options previously issued and currently outstanding under the Existing Officer/Key Employee Plan will remain outstanding after the plan’s discontinuance, subject to the terms of such stock option grants.

Set forth below is a summary of the material terms of the New Officer/Key Employee Plan. All statements herein are intended only to summarize the New Officer/Key Employee Plan and are qualified in their entirety by reference to the New Officer/Key Employee Plan itself, which is attached hereto as Annex A. For a more complete description of the terms of the New Officer/Key Employee Plan, you should be sure to read the New Officer/Key Employee Plan.

SUMMARY OF THE 2007 OMNIBUS EQUITY AND INCENTIVE PLAN FOR OFFICERS AND KEY EMPLOYEES

Administration

Administration of the New Officer/Key Employee Plan is carried out by the Board of Directors or any committee of the Board of Directors to which the Board of Directors has delegated all or a portion of responsibility for the implementation, interpretation or administration of the New Officer/Key Employee Plan. As used in this summary, the term “administrator” means the Board of Directors, or the committee designated by the Board of Directors, as the case may be.

Eligibility

Under the terms of the New Officer/Key Employee Plan, officers and key employees (including officers and key employees of our affiliates and subsidiaries) are eligible to participate in the New Officer/Key Employee Plan. As of April 13, 2007, approximately 25 such persons are eligible to participate in the New Officer/Key Employee Plan. The term “subsidiary” is used in this summary to refer to any business entity in an unbroken chain of business entities beginning with us if each such entity (other than the last entity in the unbroken chain) owns equity interests possessing at least 50% of the total combined voting power of all equity interests in one of the other entities in such chain.

Maximum Shares and Award Limits

Under the New Officer/Key Employee Plan, the maximum number of shares of Common stock that may be subject to stock options or stock awards, which consist of stock bonus awards, restricted stock awards, stock appreciation rights, phantom stock awards, deferred shares and performance shares is 180,572. The source of such shares will be authorized but unissued shares of the Company’s Common stock, including treasury shares. In addition, shares that are issued under any type of award under the New Officer/Key Employee Plan and that are forfeited by the participant, or are repurchased or reacquired by us at the original purchase price for those shares, shall be made available for future awards under the New Officer/Key Employee Plan. If an option or stock award is terminated, expires or becomes unexercisable, the unissued or unpurchased shares of Common stock which were subject thereto shall become available for future grant under the New Officer/Key Employee Plan. On April 13, 2007, the closing price of a share of Common stock as quoted on NASDAQ was $7.59.

Stock Options

The New Officer/Key Employee Plan provides for the grant of both options intended to qualify as incentive stock options under Section 422 of the Code, as well as non-qualified stock options. Options intended to qualify as incentive stock options may be granted only to employees of the Company or its affiliates. In accordance with the applicable provisions of the Code, no participant may be granted incentive stock options that are exercisable for the first time in any calendar year for Common stock having a total fair market value (determined as of the option grant), in excess of $100,000.

The administrator will select the participants who are granted options and, consistent with the terms of the New Officer/Key Employee Plan, will prescribe the terms of each option, including the vesting rules for such option. The option exercise price cannot be less than the Common stock’s fair market value on the date the option is granted, and in the event a participant is deemed to be a 10% owner of our Company, the exercise price of an incentive stock option cannot be less than 110% of the Common stock’s fair market value on the date the option is granted.

The New Officer/Key Employee Plan prohibits repricing of an outstanding option, and therefore, the administrator may not, without the consent of the stockholders, lower the exercise price of an outstanding option (or cancel an outstanding option when the exercise price exceeds the fair market value of the Common stock or exchange it for another option or stock award). This limitation does not, however, prevent adjustments resulting from stock dividends, stock splits, reclassifications of stock or similar events.

Payment of the exercise price for an option may be paid in cash or a cash equivalent, at the discretion of the administrator, by delivery of the participant’s personal recourse note upon such terms as are established by the administrator, or at the discretion of the administrator by surrendering shares of the Company’s Common stock having a fair market value on the date of exercise equal to the cash exercise price, or by a combination of these methods. Options may be exercised in accordance with requirements set by the administrator. The maximum period in which an option may be exercised will be fixed by the administrator but cannot exceed ten years. Options generally will be non-transferable except in the event of the participant’s death, but the administrator may allow the transfer of non-qualified stock options through a gift or domestic relations order to the participant’s family members.

Stock Awards

Stock Bonus Awards

The administrator also will select the participants who are granted stock bonus awards and, consistent with the terms of the New Officer/Key Employee Plan, will establish the terms of each stock bonus award.

Restricted Stock Awards

The administrator also will select the participants who are granted restricted stock awards and, consistent with the terms of the New Officer/Key Employee Plan, will establish the terms of each restricted stock award. Vesting of such awards may be conditioned upon the attainment of certain performance objectives established by the administrator. Those performance objectives may be based on the individual performance of the participant, our performance or the performance of our affiliates, subsidiaries, divisions, departments or functions in which the participant is employed or has responsibility. Transfer of shares of Common stock subject to a stock award normally will be restricted prior to vesting.

Stock Appreciation Rights

The administrator also will select the participants who receive stock appreciation rights under the New Officer/Key Employee Plan and, consistent with the terms of the New Officer/Key Employee Plan, will establish the terms of each stock appreciation right. Stock appreciation rights are an award of a right to receive a payment in cash or shares of Common stock (or a combination of both) based on the increase in fair market value of the Company’s shares between the date of grant and the exercise date. The terms and conditions of separate stock appreciation rights do not need to be identical. No stock appreciation right may be exercised after the expiration of ten (10) years from the date such right is granted.

Phantom Stock Awards

Under the terms of the new Nonemployee Directors Plan, the administrator may select participants to receive a grant of phantom stock awards. A grant of a phantom stock award affords a participant the right to receive a cash payment in the future in an amount which is equal to the fair market value of a share of the Company’s Common stock, for the number of hypothetical shares awarded by the administrator. However, the participant does not actually receive any shares of Common stock through a phantom stock award, and therefore has no ownership interest in the Company. Each phantom stock grant may have separate terms and conditions under the provisions of the Plan.

Deferred Shares

The New Officer/Key Employee Plan also authorizes the grant of deferred shares, i.e., the right to receive a future delivery of shares of Common stock at a specified time, if certain conditions are met. The administrator will select the participants who are granted awards of deferred shares and will establish the terms of each grant. The conditions established for earning the grant of deferred shares may include, for example, a requirement that certain performance objectives, such as those described above under Restricted Stock Awards, be achieved.

Performance Shares

The administrator also will select the participants who receive performance shares under the New Officer/Key Employee Plan and, consistent with the terms of the New Officer/Key Employee Plan will establish the terms of each performance share. A performance share is an award designated in a specified number of shares of Common stock that is payable in whole or in part if and to the extent certain performance objectives are achieved. The performance objectives will be prescribed by the administrator for grants intended to qualify as performance-based compensation under Section 162(m) and will be stated with reference to the performance objectives described above, such as those described above under Restricted Stock Awards.

Amendment and Termination

Our Board of Directors may amend or terminate the New Officer/Key Employee Plan at any time, but an amendment will not become effective without the approval of our stockholders (within 12 months of the date such amendment is adopted by the Board of Directors) if it increases the aggregate number of shares of Common stock that may be issued under the New Officer/Key Employee Plan, changes the class of employees eligible to receive incentive stock options, modifies the restrictions on repricings set forth in the New Officer/Key Employee Plan, or is required by any applicable law, regulation or rule, including any rule of the stock exchange or market on which our stock is listed or quoted. No amendment or termination of the New Officer/Key Employee Plan will adversely affect a participant’s rights under outstanding awards without the participant’s consent. Unless it is terminated earlier, the New Officer/Key Employee Plan terminates ten years after the earlier of (a) the date the New Officer/Key Employee Plan is adopted by the Board, or (b) the date the New Officer/Key Employee Plan is approved by the stockholders.

FEDERAL INCOME TAX ASPECTS OF THE NEW OFFICER/KEY EMPLOYEE PLAN

This is a brief summary of the federal income tax aspects of awards that may be made under the New Officer/Key Employee Plan based on existing U.S. federal income tax laws. This summary provides only the basic tax rules. It does not describe a number of special tax rules, including the alternative minimum tax, various elections that may be applicable under certain circumstances and the consequences of issuing an award that fails to comply with the payment date rules applicable to nonqualified deferred compensation under Section 409A of the Code. The tax consequences of awards under the New Officer/Key Employee Plan depend upon the type of award and if the award is to an executive officer, whether the award qualifies as performance-based compensation under Section 162(m) of the Code.

Incentive Stock Options

The recipient of an incentive stock option generally will not be taxed upon grant of the option. Federal income taxes are generally imposed only when the shares of stock from exercised incentive stock options are disposed of, by sale or otherwise. The amount by which the fair market value of the stock on the date of exercise exceeds the exercise price is, however, included in determining the option recipient’s liability for the alternative minimum tax. If the incentive stock option recipient does not sell or dispose of the stock until more than one year after the receipt of the stock and two years after the option was granted, then, upon sale or disposition of the stock, the difference between the exercise price and the market value of the stock as of the date of exercise will be treated as a capital gain, and not ordinary income. If a recipient fails to hold the stock for the minimum required time, at the time of the disposition of the stock, the recipient will recognize ordinary income in the year of disposition in an amount equal to any excess of the market value of the Common stock on the date of exercise (or, if less, the amount realized or disposition of the shares) over the exercise price paid for the shares. Any further gain (or loss) realized by the recipient generally will be taxed as short-term or long-term gain (or loss) depending on the holding period. We will not receive a tax deduction for incentive stock options that are taxed to a recipient as capital gains; however, we will receive a tax deduction if the sale of the stock does not qualify for capital gains tax treatment.

Nonqualified Stock Options

The recipient of stock options not qualifying as incentive stock options generally will not be taxed upon the grant of the option. Federal income taxes are generally due from a recipient of nonqualified stock options when the stock options are exercised. The difference between the exercise price of the option and the fair market value of the stock purchased on such date is taxed as ordinary income. Thereafter, the tax basis for the acquired stock is equal to the amount paid for the stock plus the amount of ordinary income recognized by the recipient. We will normally receive a tax deduction equal to the amount of ordinary income realized by the option recipient by reason of the exercise of the option.

Other Awards

The payment of other awards under the New Officer/Key Employee Plan will generally be treated as ordinary compensation income at the time of payment or, in the case of restricted stock subject to a vesting requirement, at the time substantial vesting occurs. A recipient who receives restricted shares which are not substantially vested, may, within 30 days of the date the shares are transferred, elect in accordance with Section 83(b) of the Code to recognize ordinary compensation income at the time of transfer of the shares. The amount of ordinary compensation income is equal to the amount of any cash and the amount by which the then fair market value of any Common stock received by the participant exceeds the purchase price, if any, paid by the participant.

Section 162(m)

Code Section 162(m) governs the deductibility by the Company of certain annual compensation amounts in excess of $1.0 million which are paid to any executive officer of the Company, unless such excess compensation is “performance-based” (as defined in the Code).

REQUIRED VOTE

The affirmative vote of the holders of a majority of the shares of Common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal is required to approve the 2007 Omnibus Equity and Incentive Plan for Officers and Key Employees.

The Board recommends a vote “FOR” approval of the 2007 Omnibus Equity and Incentive Plan for Officers and Key Employees.

ITEM 3. PROPOSAL TO ADOPT THE COMPANY’S 2007 OMNIBUS EQUITY AND INCENTIVE PLAN FOR NONEMPLOYEE DIRECTORS

INTRODUCTION

On March 29, 2007, our Board of Directors approved the 2007 Omnibus Equity and Incentive Plan for Nonemployee Directors, which we refer to as the New Nonemployee Director Plan, subject to the approval of our stockholders. The Board of Directors now is recommending that our stockholders approve the New Nonemployee Director Plan. The New Nonemployee Director Plan authorizes the issuance of options to purchase shares of Common stock and the grant of stock awards, which consist of stock bonus awards, restricted stock awards, stock appreciation rights, phantom stock awards, deferred shares and performance shares. A total of 153,891 shares are reserved for the grant of options and stock awards under the New Nonemployee Director Plan. The Board of Directors believes that the New Nonemployee Director Plan promotes the best interests of the Company and our stockholders by assisting us in the recruitment and retention of independent members of our Board of Directors with ability and initiative, providing an incentive to such persons to contribute to the growth and success of our businesses by affording such persons equity and equity-based participation in the Company, and aligning the interests of such persons with those of the Company and our stockholders.

No stock options or other equity awards have been granted under the New Nonemployee Director Plan to date.

The Company will discontinue its 1999 Stock Option Plan for Nonemployee Directors (the "Existing Nonemployee Director Plan") if the New Nonemployee Director Plan is approved by the stockholders. There are currently 53,891 shares available for grant under the Existing Nonemployee Director Plan. The Company’s intention is to amend the Existing Nonemployee Director Plan to provide that no further stock options will be issued thereunder upon the adoption of the New Nonemployee Director Plan, and that the new Nonemployee Director Plan will be the sole source of new stock options and equity awards for nonemployee directors in the future.. However, all stock options previously issued and currently outstanding under the Existing Nonemployee Director Plan will remain outstanding after the plan’s discontinuance, subject to the terms of such stock option grants.

Set forth below is a summary of the material terms of the New Nonemployee Director Plan. All statements herein are intended only to summarize the New Nonemployee Director Plan and are qualified in their entirety by reference to the New Nonemployee Director Plan itself, which is attached hereto as Annex B. For a more complete description of the terms of the New Nonemployee Director Plan, you should be sure to read the New Nonemployee Director Plan.

SUMMARY OF THE 2007 OMNIBUS EQUITY AND INCENTIVE PLAN FOR NONEMPLOYEE DIRECTORS

Administration

Administration of the New Nonemployee Director Plan is carried out by the Board of Directors or any committee of the Board of Directors to which the Board of Directors has delegated all or a portion of responsibility for the implementation, interpretation or administration of the New Nonemployee Director Plan. As used in this summary, the term “administrator” means the Board of Directors, or the committee designated by the Board of Directors, as the case may be.

Eligibility

Nonemployee directors are eligible to participate in the New Nonemployee Director Plan. As of April 13, 2007, approximately eight (8) such persons are eligible to participate in the New Nonemployee Director Plan.

Maximum Shares and Award Limits

Under the New Nonemployee Director Plan, the maximum number of shares of Common stock that may be subject to stock options or stock awards, which consist of stock bonus awards, restricted stock awards, stock appreciation rights, phantom stock awards, deferred shares and performance shares is 153,891. The source of such shares will be authorized but unissued shares of the Company’s Common stock, including treasury shares. In addition, shares that are issued under any type of award under the New Nonemployee Director Plan and that are forfeited by the participant, or are repurchased or reacquired by us at the original purchase price for those shares, shall be made available for future awards under the New Nonemployee Director Plan. If an option or stock award is terminated, expires or becomes unexercisable, the unissued or unpurchased shares of Common stock which were subject thereto shall become available for future grant under the New Nonemployee Director Plan. On April 13, 2007, the closing price of a share of Common stock as quoted on NASDAQ was $7.59.

Stock Options

The New Nonemployee Director Plan provides solely for the grant of non-qualified stock options, and not for the grant of incentive stock options. Under the provisions of Section 422 of the Code, nonemployee directors are not eligible to receive tax qualified incentive stock options.

The administrator will select the participants who are granted options and, consistent with the terms of the New Nonemployee Director Plan, will prescribe the terms of each option, including the vesting rules for such option. The option exercise price cannot be less than 100% of the Common stock’s fair market value on the date the option is granted.

The New Nonemployee Director Plan prohibits repricing of an outstanding option, and therefore, the administrator may not, without the consent of the stockholders, lower the exercise price of an outstanding option (or cancel an outstanding option when the exercise price exceeds the fair market value of the Common stock or exchange it for another option or stock award). This limitation does not, however, prevent adjustments resulting from stock dividends, stock splits, reclassifications of stock or similar events.

Payment of the exercise price for an option may be paid in cash or a cash equivalent, at the discretion of the administrator, by delivery of the participant’s personal recourse note upon such terms as are established by the administrator, or at the discretion of the administrator by surrendering shares of the Company’s Common stock having a fair market value on the date of exercise equal to the cash exercise price, or by a combination of these methods. Options may be exercised in accordance with requirements set by the administrator. The maximum period in which an option may be exercised will be fixed by the administrator but cannot exceed ten years. Options generally will be non-transferable except in the event of the participant’s death, but the administrator may allow the transfer of non-qualified stock options through a gift or domestic relations order to the participant’s family members.

Stock Awards

Stock Bonus Awards

The administrator also will select the participants who are granted stock bonus awards and, consistent with the terms of the New Nonemployee Director Plan, will establish the terms of each stock bonus award.

Restricted Stock Awards

The administrator also will select the participants who are granted restricted stock awards and, consistent with the terms of the New Nonemployee Director Plan, will establish the terms of each restricted stock award. Vesting of such awards may be conditioned upon the attainment of certain performance objectives established by the administrator. Those performance objectives may be based on the individual performance of the participant, our performance or the performance of our affiliates, subsidiaries, divisions, departments or functions in which the participant is employed or has responsibility. Transfer of shares of Common stock subject to a stock award normally will be restricted prior to vesting.

Stock Appreciation Rights

The administrator also will select the participants who receive stock appreciation rights under the New Nonemployee Director Plan and, consistent with the terms of the New Nonemployee Director Plan, will establish the terms of each stock appreciation right. Stock appreciation rights are an award of a right to receive a payment in cash or shares of Common stock (or a combination of both) based on the increase in fair market value of the Company’s shares between the date of grant and the exercise date. The terms and conditions of separate stock appreciation rights do not need to be identical. No stock appreciation right may be exercised after the expiration of ten (10) years from the date such right is granted.

Phantom Stock Awards

Under the terms of the new Nonemployee Directors Plan, the administrator may select participants to receive a grant of phantom stock awards. A grant of a phantom stock award affords a participant the right to receive a cash payment in the future in an amount which is equal to the fair market value of a share of the Company’s Common stock, for the number of hypothetical shares awarded by the administrator. However, the participant does not actually receive any shares of Common stock through a phantom stock award, and therefore has no ownership interest in the Company. Each phantom stock grant may have separate terms and conditions under the provisions of the Plan.

Deferred Shares

The New Nonemployee Director Plan also authorizes the grant of deferred shares, i.e., the right to receive a future delivery of shares of Common stock at a specified time, if certain conditions are met. The administrator will select the participants who are granted awards of deferred shares and will establish the terms of each grant. The conditions established for earning the grant of deferred shares may include, for example, a requirement that certain performance objectives, such as those described above under Restricted Stock Awards, be achieved.

Performance Shares

The administrator also will select the participants who receive performance shares under the New Nonemployee Director Plan and, consistent with the terms of the New Nonemployee Director Plan will establish the terms of each performance share. A performance share is an award designated in a specified number of shares of Common stock that is payable in whole or in part if and to the extent certain performance objectives are achieved. The performance objectives will be prescribed by the administrator for grants intended to qualify as performance-based compensation under Section 162(m) and will be stated with reference to the performance objectives described above, such as those described above under Restricted Stock Awards.

Amendment and Termination

Our Board of Directors may amend or terminate the New Nonemployee Director Plan at any time, but an amendment will not become effective without the approval of our stockholders (within 12 months of the date such amendment is adopted by the Board of Directors) if it increases the aggregate number of shares of Common stock that may be issued under the New Nonemployee Director Plan, changes the class of employees eligible to receive incentive stock options, modifies the restrictions on repricings set forth in the New Nonemployee Director Plan, or is required by any applicable law, regulation or rule, including any rule of the stock exchange or market on which our stock is listed or quoted. No amendment or termination of the New Nonemployee Director Plan will adversely affect a participant’s rights under outstanding awards without the participant’s consent. Unless it is terminated earlier, the New Nonemployee Director Plan terminates ten years after the earlier of (a) the date the New Nonemployee Director Plan is adopted by the Board, or (b) the date the New Nonemployee Director Plan is approved by the stockholders.

FEDERAL INCOME TAX ASPECTS OF THE NEW NONEMPLOYEE DIRECTOR PLAN

This is a brief summary of the federal income tax aspects of awards that may be made under the New Nonemployee Director Plan based on existing U.S. federal income tax laws. This summary provides only the basic tax rules. It does not describe a number of special tax rules, including the alternative minimum tax, various elections that may be applicable under certain circumstances and the consequences of issuing an award that fails to comply with the payment date rules applicable to nonqualified deferred compensation under Section 409A of the Code. The tax consequences of awards under the New Nonemployee Director Plan depend upon the type of award and if the award is to an executive officer, whether the award qualifies as performance-based compensation under Section 162(m) of the Code.

Nonqualified Stock Options

The recipient of nonqualified stock options generally will not be taxed upon the grant of the option provided the option price is at least equal to fair market value of the Common stock on the date of grant. Federal income taxes are generally due from a recipient of nonqualified stock options when the stock options are exercised. The difference between the exercise price of the option and the fair market value of the stock purchased on such date is taxed as ordinary income. Thereafter, the tax basis for the acquired stock is equal to the amount paid for the stock plus the amount of ordinary income recognized by the recipient. We will normally receive a tax deduction equal to the amount of ordinary income realized by the option recipient by reason of the exercise of the option.

Other Awards

The payment of other awards under the New Nonemployee Director Plan will generally be treated as ordinary compensation income at the time of payment or, in the case of restricted stock subject to a vesting requirement, at the time substantial vesting occurs. A recipient who receives restricted shares which are not substantially vested, may, within 30 days of the date the shares are transferred, elect in accordance with Section 83(b) of the Code to recognize ordinary compensation income at the time of transfer of the shares. The amount of ordinary compensation income is equal to the amount of any cash and the amount by which the then fair market value of any Common stock received by the participant exceeds the purchase price, if any, paid by the participant. Subject to the application of Section 162(m), we will normally receive a tax deduction for the amount of the compensation income.

REQUIRED VOTE

The affirmative vote of the holders of a majority of the shares of Common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal is required to approve the 2007 Omnibus Equity and Incentive Plan for Nonemployee Directors.

The Board recommends a vote “FOR” approval of the 2007 Omnibus Equity and Incentive Plan for Nonemployee Directors.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has selected KPMG LLP as the Company’s independent registered public accounting firm to make an examination of the accounts of the Company for the fiscal year 2007. Representatives of KPMG LLP are expected to be present at the Annual Meeting and will be available to respond to appropriate questions and to make such statements as they may desire.

The fees billed for services rendered for the Company by KPMG LLP for fiscal 2006 and 2005 were as follows:

	2006	2005
Audit of the consolidated financial statements, including timely quarterly review services	$333,000	$289,000
Audit related fees (benefit plan audits)	40,000	34,000
Tax services	13,000	56,000
Total fees	$386,000	$379,000

OTHER MATTERS

Management does not know of any other matters which are likely to be brought before the meeting. However, in the event that any other matters properly come before the meeting, the persons named in the enclosed proxy will vote said proxy in accordance with their judgment on such matters.

2007 SHAREHOLDER PROPOSALS

Shareholder proposals submitted for inclusion in the Proxy Statement of the Board of Directors for the 2008 Annual Meeting of Shareholders, must be received by the Company at 44 Talmadge Road, Edison, New Jersey 08817 on or before December 21, 2007.

GENERAL

The cost of this solicitation will be borne by the Company. Brokers will be asked to forward solicitation material to beneficial owners of stock and will be reimbursed for their out-of-pocket expenses.

By Order of the Board of Directors

Adele Lavender, Secretary

ANNUAL REPORT ON FORM 10-K

The Company will provide without charge to each shareholder who requests it in writing, a copy of its Annual Report on Form 10-K for the year ended December 31, 2006, including the financial statements and schedules thereto (but without the exhibits thereto) filed with the Securities and Exchange Commission. The Company will furnish any exhibit to such Annual Report to any shareholder requesting the same upon payment of a fee equal to the Company’s reasonable expenses in furnishing such exhibit. All requests for the Annual Report on Form 10-K or exhibits thereto should be addressed to Thomas Bocchino, Vice President, Finance, New Brunswick Scientific Co., Inc. P.O. Box 4005, 44 Talmadge Road, Edison, New Jersey 08818-4005. The Company also makes its periodic and current reports available, free of charge on its website (http://www.nbsc.com) as soon as reasonably practicable after such material is electronically filed with the Securities and Exchange Commission.

Annex A

NEW BRUNSWICK SCIENTIFIC CO., INC.
2007 OMNIBUS EQUITY
AND INCENTIVE COMPENSATION PLAN
FOR
OFFICERS AND KEY EMPLOYEES

1. Purpose

The New Brunswick Scientific, Inc. 2007 Omnibus Equity and Incentive Compensation Plan for Officers and Key Employees is intended to promote the best interests of both New Brunswick Scientific, Inc. (the “Company”) and its stockholders by (i) facilitating the recruitment and retention by the Company of officers and key employees who will assist the Company in attaining current and future financial success, (ii) providing such individuals with an incentive to contribute to the growth and success of the Company by providing such individuals with equity-based and/or incentive compensation opportunities, and (iii) associating the interests of such persons with those of the Company and its stockholders.

2. Definitions

As used in this Plan the following definitions shall apply:

A. “Affiliate” means any Subsidiary of the Company (as defined in Section 425(f) of the Code), or any company or trade or business which is directly or indirectly controlled fifty percent (50%) or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates.

B. “Award” means any Option or Stock Award granted under the terms of this Plan.

C. “Board” means the Board of Directors of the Company.

D. “Code” means the Internal Revenue Code of 1986, as amended, and any applicable guidance issued thereunder.

E. “Committee” means any committee implemented or created by, or provided authority by the Board to which responsibility for the implementation, interpretation and/or administration of this Plan (or any portion thereof) has been granted in accordance with the provisions of Section 3 hereof.

F. “Common Stock” means the Common Stock of the Company, having a $0.625 par value per share.

G. “Company” means New Brunswick Scientific Co., Inc., a New Jersey corporation.

H. “Deferral Period” means the period of time during which Common Stock shares granted under the terms of this Plan as “Deferred Shares” are subject to deferral limitations under Section 7 of this Plan.

I. “Deferred Shares” means an Award granted under the terms of Section 7 of this Plan of a right to receive shares of Common Stock of the Company following the expiration of the applicable Deferral Period, and subject to the satisfaction of all requirements of the applicable Deferred Shares agreement.

J. “Director” means a member of the Board of Directors of the Company.

K. “Disabled” means an individual who is considered to have sustained a “Total and Permanent Disability”. For purposes of this Plan, a Participant is deemed to be Disabled if he: (1) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or (2) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be excepted to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees (or other eligible individuals) of the Company. The Total and Permanent Disability of a Participant shall be determined either by: (i) a physical examination of said Participant by a licensed medical physician selected by the Company; or (ii) a determination by the Social Security Administration that said Participant is Totally and Permanently Disabled, which determination shall be evidenced by the Participant’s receipt of Social Security disability benefits in accordance with the above provisions. The Company may, in its sole discretion, select the appropriate manner in which to determine whether a Participant has incurred a Total and Permanent Disability; thereafter, such Participant may be referred to as “Disabled” for purposes of this Plan.

L. “Eligible Person” means an employee of the Company, or a Subsidiary or Affiliate (including a company that becomes a Subsidiary or Affiliate after the adoption of this Plan).

M. “Fair Market Value” means (a) the closing price of a share of Common Stock as quoted by NASDAQ as of the last business day prior to the date that such a determination of Fair Market Value is required; or (b) if at any time the Company's Common Stock is not eligible for quotation on NASDAQ, such other method of determining Fair Market Value as shall be permitted by the Code or the Treasury Regulations thereunder, and adopted by the Committee from time to time.

N. “Incentive Stock Option” means an Option which is intended to qualify for preferential federal income tax treatment under the provisions of Section 422 of the Code. Incentive Stock Options granted under the terms of this Plan are periodically referred to as “ISOs” for purposes of the Plan.

O. “Nonqualified Stock Option” means an Option which is not intended to qualify as an incentive stock option under Section 422 of the Code.

P. “Option” means any option to purchase shares of Common Stock granted under this Plan.

Q. “Participant” means an Eligible Person who (i) is selected by the Board or a Committee to receive an Award and (ii) is party to an agreement setting forth the terms of the Award, as appropriate.

R. “Performance Agreement” means an agreement described in Section 8 of this Plan.

S. “Performance Objectives” means the performance objectives established pursuant to this Plan for Participants who have received grants of Performance Shares or, when so determined by the Committee, Stock Awards. Performance Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the Participant or the Affiliate, Subsidiary, division, department or function within the Company, Subsidiary or Affiliate in which the Participant is employed or has responsibility. Any Performance Objectives applicable to Awards to the extent that such an Award is intended to qualify as “performance-based compensation” under Section 162(m) of the Code shall be limited to specified levels of or increases in the Company’s or a business unit’s return on equity, earnings per share, total earnings, earnings growth, return on capital, return on assets, economic value added, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, sales growth, gross margin return on investment, increase in the Fair Market Value of the shares, share price, net operating profit, cash flow, internal rate of return, increase in net present value or expense targets. The Awards intended to qualify as “Performance Based Compensation” under Section 162(m) of the Code shall be preestablished in accordance with applicable regulations under Section 162(m) of the Code and the determination of attainment of such goals shall be made by the Committee. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company (including an event described in Section 10), or other events or circumstances render the Performance Objectives unsuitable, the Committee may modify such Performance Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable, subject to the provisions of applicable law; provided, however, that no such modification shall be made to an Award intended to qualify as performance-based compensation under Section 162(m) of the Code unless the Committee determines either that such modification will not result in loss of Code Section 162(m) qualification, or the Committee determines that loss of such qualification is in the best interests of the Company.

T. “Performance Period” means a period of time established under Section 8 of this Plan within which the Performance Objectives relating to a Performance Share or Stock Award are to be achieved.

U. “Performance Share” means a bookkeeping entry which is equivalent in value and rights to one (1) share of Common Stock which is awarded to a Participant pursuant to Section 8 of this Plan.

V. “Phantom Share” means an Award of a right of the Participant under Section 7 of this Plan to receive a payment in cash equal to Fair Market Value of an equal number of Common Stock shares covered by the Award as of a specified date in the future.

W. “Plan” means this New Brunswick Scientific, Inc. 2007 Omnibus Equity and Incentive Compensation Plan for Officers and Key Employees.

X. “Repricing” means, other than in connection with an event described in Section 10 of this Plan, (i) lowering the exercise price of an Option or Stock Appreciation Right after it has been granted or (ii) canceling an Option, or Stock Appreciation Right at a time when the exercise price exceeds the then Fair Market Value of the Common Stock in exchange for another Option or Stock Award.

Y. “Restricted Stock Award” means an award of Common Stock under Section 7 of this Plan which is subject to the restrictions imposed by a Stock Award Agreement.

Z. “Retirement” shall mean the voluntary cessation of such employee’s employ with the Company after attaining age 65 years.

AA. “Securities Act” shall mean the Securities Act of 1933, as amended.

BB. “Securities Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

CC. “Stock Award” means a Stock Bonus Award, Restricted Stock Award, Stock Appreciation Right, or grant of Phantom Shares, Deferred Shares or Performance Shares.

DD. “Stock Bonus Award” means an award of Common Stock under Section 7.

EE. “Stock Appreciation Right” means an Award of a right of the Participant under Section 7 to receive a payment in cash or shares of Common Stock (or a combination thereof) based on the increase in Fair Market Value of the shares of Common Stock covered by the Award between the date of grant of such Award and the Fair Market Value of the Common Stock on the date of exercise of such Stock Appreciation Right.

FF. “Stock Award Agreement” means a written agreement between the Company and a Participant setting forth the specific terms and conditions of a Stock Award granted to the Participant under Section 7. Each Stock Award Agreement shall be subject to the terms and conditions of this Plan and shall include such terms and conditions as the Committee shall authorize.

GG. “Stock Option Agreement” means a written agreement between the Company and a Participant setting forth the specific terms and conditions of an Option granted to a Participant. Each Stock Option Agreement shall be subject to the terms and conditions of this Plan and shall include such terms and conditions as the Committee shall authorize.

HH. “Subsidiary” means any corporation, limited liability company or other business entity (other than the Company) in an unbroken chain of entities beginning with the Company, provided that each entity (other than the last entity in the unbroken chain) owns stock or an equity interest possessing at least fifty percent (50%) of the total combined voting power of all classes of stock or equity interests in one of the other entities in such chain.

II. “Ten Percent Owner” means any Eligible Person who owns, either directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, an Affiliate or a Subsidiary, determined as of the date that any Option is granted to such Eligible Person. In accordance with the stock ownership attribution provisions of Section 424(d) of the Code, an Eligible Person shall be considered to own any voting stock owned (either directly or indirectly) by or for such Eligible Person’s brothers, sisters, spouse, ancestors and lineal descendants. Any voting stock owned (directly or indirectly) by or for a company, corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its stockholders, partners or beneficiaries.

3. Administration

A. Delegation to Board Committee. The Board shall be the administrator of this Plan; provided, however, that the Board may delegate all or any portion of its authority to administer any portion of this Plan to a Committee, to the extent such delegation is permissible under applicable law and the governance documents of the Company. Any Committee created by the Board under the provisions of this Plan shall consist solely of two (2) or more Directors who are (i) non employee Directors (within the meaning of Rule 16b-3 under the Exchange Act) for purposes of exercising administrative authority with respect to Awards granted to Eligible Persons who are subject to Section 16 of the Exchange Act; (ii) “independent” to the extent required by the rules of the stock market on which the Company’s shares are traded, or the exchange on which the Company’ s shares are listed; and (iii) at such times as an Award under this Plan by the Company is subject to Section 162(m) of the Code (to the extent relief from the limitation of Section 162(m) of the Code is sought with respect to Awards and administration of the Awards by a committee of “outside directors” is required to receive such relief) “outside directors” within the meaning of Section 162(m) of the Code.

B. Powers of the Committee. Subject to the provisions of this Plan, and limited by the authority delegated to any such Committee by the Board, each Committee created hereunder shall have the following authority to:

(i) Construe and interpret all provisions of this Plan and all Stock Option Agreements, Stock Award Agreements and Performance Agreements under this Plan.

(ii) Determine the Value of Common Stock for all purposes under this Plan.

(iii) Determine the number of shares of Company Common Stock granted under the terms of any Award.

(iv) Determine whether an Option shall be an Incentive Stock Option or Nonqualified Stock Option; and determine such other terms and conditions, not inconsistent with the terms of this Plan and applicable law, of each such Award. Such terms and conditions shall include, but are not limited to, the exercise price of an Option, the purchase price of Common Stock subject to a Stock Award, the vesting schedule applicable to any Options or Stock Awards; the right of the Company to repurchase Common Stock issued pursuant to the exercise of an Option or a Stock Award and other restrictions or limitations (in addition to those contained in this Plan) on the forfeitability or transferability of Options, Stock Awards or Common Stock issued upon exercise of an Option or pursuant to an Award. Such terms may include conditions which shall be determined by the Committee and need not be uniform with respect to all Participants.

(v) Accelerate the time at which any Option or Stock Award may be exercised (in accordance with applicable law, including Section 409A of the Code).

(vi) Subject to applicable law and/or corporate governance provisions, waive, amend, cancel, extend, renew, accept the surrender of, modify or accelerate the vesting of or lapse of restrictions on all or any portion of an outstanding Award; provided, however that no modification or other revision of any of the terms and conditions of any Award shall be permitted if such change would be violative of the provisions of Section 409A of the Code. Except as otherwise provided by this Plan, any Stock Option Agreement, Stock Award Agreement or Performance Agreement or as required to comply with applicable law, regulation or rule, no amendment, cancellation or modification shall, without a Participant’s consent, adversely affect any rights of the Participant; provided, however, that (i) an amendment or modification that may cause an Incentive Stock Option to become a Nonqualified Stock Option shall not be treated as adversely affecting the rights of the Participant and (ii) any other amendment or modification of any Stock Option Agreement, Stock Award Agreement or Performance Agreement that does not, in the opinion of the Committee, adversely affect any rights of any Participant, shall not require such Participant’s consent. Notwithstanding the foregoing, the restrictions on the Repricing of Options and Stock Appreciation Rights, as set forth in this Plan, may not be waived.

(vii) Adopt policies and procedures for the exercise of Options or Stock Awards, including the satisfaction of withholding obligations, and adopt, amend, and rescind policies and procedures pertaining to the administration of this Plan.

The express grant in this Plan of any specific power to a Committee shall not be construed as limiting any power or authority of the Committee; provided that a Committee may not exercise any right or power reserved to the Board. Any decision made, or action taken by, a Committee in connection with the administration of this Plan shall be final, conclusive and binding on all persons having an interest in this Plan.

C. Exoneration. No Director or member of any Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option or Award granted under this Plan, except those resulting from such Director or member's gross negligence or willful misconduct.

D. Indemnification. The Company shall defend, indemnify and hold harmless the members of any Committee against all costs and expenses, including attorneys fees, reasonably incurred by them in connection with any claim, action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Option or Award granted hereunder, and against all amounts paid or payable by them in settlement thereof, to the maximum extent the Company is empowered to indemnify such persons under applicable law and any contract now existing or hereafter entered into between the Company and such persons. The Committee member shall give the Company notice of any claim, action, suit or proceeding for which indemnification is sought and the Company shall have the right to assume the defense of such Committee member with respect thereto. The indemnification hereunder is in addition to, and not in lieu of, any other applicable right of indemnification available to the Committee members.

4. Eligibility

A. Eligibility for Awards. The Board or applicable Committee may select any Eligible Person to receive an Option or Award under the terms of this Plan in its sole and final discretion.

B. Future Eligibility. The determination of the Board or a Committee that an individual is an Eligible Person for purposes of this Plan at any time shall not preclude such Board or Committee, as the case may be, from determining that such individual is not eligible to receive any other Option or Award in the future.

C. Substitution Awards. The Committee may make Awards and may grant Options under this Plan by assumption, in substitution or replacement of Performance Shares, Phantom Shares, Stock Awards, Options, Stock Appreciation Rights or similar Awards granted by another entity (including an Affiliate) in connection with a merger, consolidation, acquisition of property or stock or similar transaction. Notwithstanding any provision of this Plan (other than the maximum number of shares of Common Stock that may be issued under this Plan), the terms of such assumed, substituted, or replaced Awards shall be as the Committee, in its discretion, determines is appropriate, subject to the provisions of applicable law and corporate governance.

5. Common Stock Subject to Plan

A. Share Reserve and Limitations on Grants. Subject to adjustment as provided in Section 10 of this Plan, the maximum aggregate number of shares of Common Stock that may be issued under this Plan is 180,572 (the “Share Reserve”). For purposes of determining the number of shares of Common Stock available under this Plan, shares of Common Stock withheld by the Company to satisfy applicable tax withholding obligations pursuant to Section 11 of this Plan shall be deemed issued under this Plan.

B. Reversion of Shares. If an Option or Stock Award is terminated, expires or becomes unexercisable, in whole or in part, for any reason, the unissued or unpurchased shares of Common Stock (or shares subject to an unexercised Stock Appreciation Right) which were subject thereto shall become available for future grant under this Plan. Shares of Common Stock that have been actually issued under this Plan shall not be returned to the Share Reserve as provided in paragraph “A” for future grants under this Plan, provided that shares of Common Stock issued pursuant to a Stock Award which are forfeited to the Company or repurchased by the Company at the original purchase price of such shares, shall be returned to such Share Reserve for future grant under this Plan.

C. Source of Shares. Common Stock issued under this Plan may be shares of authorized and unissued Common Stock or shares of previously issued Common Stock that have been reacquired by the Company.

6. Options Granted to Officers and Key Employees of the Company

A. Available Shares. Common Stock shares for which Options shall be issuable under the provisions of this Section 6 of the Plan shall be authorized but unissued shares of Common Stock as provided in Section 5 hereof. If any Option granted under the provisions of this Section 6 shall expire or otherwise terminate, in whole or in part, prior to its exercise, the Common Stock subject to the unexercised portion of such Option shall be available for the granting of Options and/or Awards under this Plan as fully as if such Common Stock had never been subject to an Option.

B. Eligibility. The persons eligible to receive Options under the provisions of this Section 6 of the Plan shall be executive, managerial, or supervisory employees (except any employee who may be ineligible as a result of his or her appointment to a Committee) of the Company and its Affiliate and/or Subsidiary who may be designated by the Committee. Any designated Committee shall have the full discretion and authority to determine the persons to whom Options shall be granted under the provisions of this Section 6 of the Plan and to recommend the date of grant and the other conditions thereof, subject to the express terms of this Plan.

As soon as practicable after the grant of an Option, each optionee (“Optionee”) shall enter into, and be bound by the terms of, a stock option agreement (the "Stock Option Agreement") which shall state the number of Common Stock shares to which the Option pertains, and whether the Options issued to the Participant are Non-Qualified Stock Options or Incentive Stock Options. The Stock Option Agreement shall set forth such terms, conditions and restrictions regarding the Options not inconsistent with the Plan as the Committee shall determine. Without limiting the generality of the foregoing, the Committee, in its discretion, may impose further conditions upon the exercisability of Options and restrictions on transferability with respect to Common Stock issued upon the exercise of Options.

C. Option Price. The purchase price per share of Common Stock (the "Option Price") of each Option granted under the provisions of this Section 6 of the Plan shall be not less than the Fair Market Value of such Common Stock.

D. Maximum Exercise Period. The Committee shall fix the term of all Options granted under the provisions of this Section 6 of the Plan, provided that such Option term shall not exceed ten (10) years from the date of grant of such Option (the "Expiration Date").

E. Maximum Value of Options which are Incentive Stock Options. To the extent that the aggregate Fair Market Value of the Common Stock with respect to which Incentive Stock Options granted to any Participant are exercisable for the first time during any calendar year (under all stock option plans of the Company or any Affiliate or Subsidiary) exceeds $100,000 (or such other amount provided in Section 422 of the Code), the Options shall not be deemed to be Incentive Stock Options. For purposes of this section, the Fair Market Value of the Common Stock will be determined as of the time the Incentive Stock Option with respect to the Common Stock is granted. This section will be applied by taking Incentive Stock Options into account in the chronological order in which they are granted.

F. Nontransferability. Options granted under this Plan which are intended to be Incentive Stock Options shall be nontransferable except by will or by the laws of descent and distribution and during the lifetime of the Participant shall be exercisable by only the Participant to whom the ISO is granted. Except to the extent transferability of a Nonqualified Stock Option is provided for in the Stock Option Agreement or is approved by the Committee, during the lifetime of the Participant to whom the Nonqualified Stock Option is granted, such Option may be exercised only by the Participant. If the Stock Option Agreement so provides or the Committee so approves, a Nonqualified Stock Option may be transferred by a Participant through a gift or domestic relations order to the Participant’s family members in compliance with applicable securities laws and regulations and provided that such transfer is not a transfer for value (within the meaning of applicable securities laws and regulations). The holder of a Nonqualified Stock Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

G. Installment Exercise. Upon the grant of each Option under this Section 6 of the Plan (the "Grant Date"), the Committee shall determine the manner in which any such Options shall be exercisable. The Committee shall have the full discretion at the time of issuance of each Option grant to make such Options immediately exercisable upon grant, or subject to vesting over one or more specified periods of time which differ from the general vesting period as provided above. The time during which such Options shall become exercisable, in whole or in part, shall be set forth in a Stock Option Agreement. An Option may be exercised as to less than the full amount of Common Stock then available for purchase under the Option, but must be exercised in multiples of full shares of stock.

H. Exercise Payment. The Option Price shall be payable: (a) in cash or by check, bank draft, or money order, (b) at the discretion of the Committee, through delivery of shares of Common Stock having a Fair Market Value equal to the cash exercise price of the Option as of the date of the Option exercise, (c) at the discretion of the Committee, by delivery of the Optionee's personal recourse note with such terms as the Committee may approve, or (d) at the discretion of the Committee, by any combination of (a), (b) and (c) above. The Committee shall set forth in the Stock Option Agreement the form of permitted payment of the exercise price. Notwithstanding the foregoing, the Committee, in its sole discretion, may amend any outstanding Stock Option Agreement to permit one or more of the additional forms of payment as set forth in (b), (c) or (d) above by providing written notice of such amendment to the Optionee.

I. Method of Exercise. Any Option, or any portion of any Option, shall be exercised by delivery of a written notice of exercise to the Company, accompanied by payment in full of the purchase price for the Shares with respect to which the Option is exercised. Until such Common Stock shares are issued, the holder of the Option shall have none of the rights of an owner of Common Stock of the Company. In its discretion, the Committee may require that the exercise of an Option be conditioned upon the execution by the Optionee of a written election under Section 83(b) of the Code.

J. Termination of Employment. If an Optionee ceases to be employed by the Company for any reason other than death, Retirement, or Disability prior to the expiration date of any Option(s) granted under the provisions of this Section 6, such unexercised Option(s) shall terminate as of the date of such termination of employment.

K. Death of Optionee. If an Optionee dies while actively employed by the Company, a Subsidiary or Affiliate, and if on the date of death such Optionee holds any Options that are vested but not exercised, then for a period of twelve (12) months after the Optionee's death or the unexpired term of the Option, whichever is less, the Option may be exercised by the executor or administrator of the Optionee’s estate, or by any person who acquires the Option from the Optionee’s estate by bequest or inheritance, to the extent that the Optionee could have exercised such Option on the date of his or her death.

L. Retirement or Disability. If an Optionee ceases to be employed by the Company, a Subsidiary or Affiliate, by reason of Retirement or Disability, and if on the date of such termination of employment the Optionee holds any Options that are vested but not exercised, then for a period of the lesser of: (i) twelve (12) months after the date of termination of employment; or (ii) the unexpired Option term, the Option may be exercised to the extent that the Optionee had the right to exercise such Option as of the date of termination of employment. If such Optionee dies within twelve (12) months after the date of termination of employment and if on the date of his death he held any Options that are vested but not exercised, then to the extent that and for the period that the Optionee could have exercised the Option under this Section 6 had he survived, the Option may be exercised by the executor or administrator of the Optionee’s estate or by any person who acquires the Option from the Optionee’s estate by bequest or inheritance.

M. Vesting. On the grant of each Option under this Section 6 of the Plan, the Committee shall determine the manner in which any of such Options granted under the provisions of this Section 6 shall be exercisable. The Committee shall have the full discretion at the time of granting each Option hereunder to make such Options immediately exercisable upon grant, or subject to vesting over one or more specified periods of time. All unexercised Options then held shall immediately vest on the death of an Optionee. The date upon which such Options shall become exercisable, in whole or in part, shall be set forth in the underlying Stock Option Agreement.

N. Accelerated Vesting. In the event of a Change of Control of the Company as provided in Section 10 of this Plan, any Options not yet exercisable shall immediately vest and become exercisable.

O. Disposition and Stock Certificate Legends for Incentive Stock Option Shares. A Participant shall notify the Company of any sale or other disposition (as defined for such purposes in the Code) of Common Stock acquired pursuant to an Incentive Stock Option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the Common Stock to the Participant. Such notice shall be in writing and directed to the Chief Financial Officer of the Company. The Company may require that certificates evidencing shares of Common Stock purchased upon the exercise of Incentive Stock Option issued under this Plan be endorsed with a legend in substantially the following form:

The shares evidenced by this certificate may not be sold or transferred prior to ___, 20___, in the absence of a written statement from the Company to the effect that the Company is aware of the facts of such sale or transfer.

            The blank contained in this legend shall be filled in with the date that is the later of (i) one year and one day after the date of the exercise of such Incentive Stock Option or (ii) two years and one day after the grant of such Incentive Stock Option.

P. No Repricing. In no event shall the Committee permit a Repricing of any Option without the approval of the stockholders of the Company.

7. Stock Awards

A. Stock Bonus Awards. Each Stock Award Agreement for a Stock Bonus Award shall be in such form and shall contain such terms and conditions (including provisions relating to consideration, vesting, reacquisition of shares following termination, and transferability of shares) as the Committee shall deem appropriate. The terms and conditions of Stock Award Agreements for Stock Bonus Awards may change from time to time, and the terms and conditions of separate Stock Bonus Awards need not be identical.

B. Restricted Stock Awards. Each Stock Award Agreement for a Restricted Stock Award shall be in such form and shall contain such terms and conditions (including provisions relating to purchase price, consideration, vesting, reacquisition of shares following termination, and transferability of shares) as the Committee shall deem appropriate. The terms and conditions of the Stock Award Agreements for Restricted Stock Awards may change from time to time, and the terms and conditions of separate Restricted Stock Awards need not be identical. Vesting of any grant of Restricted Stock Awards may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of Section 8 of this Plan regarding Performance Shares.

C. Stock Appreciation Rights. Each Stock Award Agreement for Stock Appreciation Rights shall be in such form and shall contain such terms and conditions (including provisions relating to vesting, employment termination, and transferability of rights and received shares) as the Committee shall deem appropriate. The terms and conditions of Stock Appreciation Rights may change from time to time, and the terms and conditions of separate Stock Appreciation Rights need not be identical. No Stock Appreciation Right shall be exercisable after the expiration of ten (10) years from the date such Stock Appreciation Right is granted. The base price per share for each share of Common Stock covered by an Award of Stock Appreciation Rights shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant. In no event shall the Committee permit a Repricing of any Stock Appreciation Right without the prior approval of the stockholders of the Company.

D. Phantom Share Grants. The Committee may authorize grants of Phantom Shares to Participants upon such terms and conditions (including provisions relating to vesting and employment termination) as the Committee shall deem appropriate. The terms and conditions of Phantom Share Grants may change from time to time, and the terms and conditions of separate Phantom Share Grants need not be identical.

E. Deferred Shares. The Committee may authorize grants of Deferred Shares to Participants upon such terms and conditions as the Committee may determine in accordance with the following provisions:

(i) Each Deferred Shares grant shall constitute the agreement by the Company to issue or transfer shares of Common Stock to the Participant at some future date in consideration of the performance of services by the Participant to or on behalf of the Company, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify.

(ii) Each Deferred Shares grant may be made without consideration paid by the Participant, or in consideration of a payment by the Participant that is less than the Fair Market Value of the Common Stock of the Company on the date of grant.

(iii) Each Deferred Shares grant shall provide that such Deferred Shares covered thereby shall be subject to a Deferral Period, which period shall be fixed by the Committee on the date of grant, and any grant may provide for the earlier termination of such Deferral Period in the event of a Change of Control of the Company or other similar transaction or event.

(iv) During the Deferral Period, the Participant shall not have any right to transfer such Deferred Shares (or any rights thereto under the terms of the Award), shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote such shares, but the Committee may on or after the date of grant, authorize the payment of a dividend or other distribution equivalent on such Deferred Shares in cash or additional shares on a current, deferred or contingent basis.

(v) Any grant of Deferred Shares, or the vesting thereof, may be conditioned upon the attainment of Performance Objectives by the Participant or the Company as established by the Committee in accordance with the applicable provisions of Section 8 of this Plan.

(vi) Each Deferred Shares grant shall be evidenced by an agreement delivered to and accepted by the Participant and containing such terms and provisions as the Committee may determine consistent with this Plan.

8. Performance Shares

A. The Committee may authorize grants of Performance Shares, which shall become payable to the Participant upon the attainment of specified Performance Objectives, and upon such terms and conditions as the Committee may determine in accordance with the following provisions:

(i) Each Performance Shares grant shall specify the number of Performance Shares to which it pertains, which may be subject to adjustment in accordance with the provisions of Section 10.

(ii) The Performance Period with respect to each Performance Share shall commence on the date established by the Committee as reflected in the Performance Share grant and may be subject to earlier termination in the event of a Change of Control of the Company.

(iii) Each Performance Share grant shall specify the Performance Objectives that are to be achieved by the Participant.

(iv) Each Performance Share grant may specify a minimum acceptable level of achievement of the specified Performance Objectives below which no payment will be made, and may set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the specified Performance Objectives.

(v) Each Performance Share grant shall specify the time and manner of payment of the Performance Shares that shall have been earned, and any grant may specify that any such amount may be paid by the Company in cash, shares of Common Stock or any combination thereof.

(vi) Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed the maximum specified by the Committee on the date of grant.

(vii) Any grant of Performance Shares may provide for the payment to the Participant of a dividend or other distribution equivalent thereon in cash or additional shares of Common Stock on a current, deferred or contingent basis.

(viii) If provided in the terms of the Performance Share grant and subject to the requirements of Section 162(m) of the Code, the Committee may adjust the applicable Performance Objectives, in the sole judgment of the Board or Committee, upon the occurrence of events subsequent to the Performance Share grant date which may result in a distortion of the Performance Objectives or the related minimum acceptable level of achievement.

(ix) Each Performance Shares grant shall be evidenced by a Stock Award Agreement that shall be delivered to and accepted by the Participant, which shall state that the Performance Shares are subject to all of the terms and conditions of this Plan and such other terms and provisions as the Committee may determine consistent with this Plan.

9. Specified Employees

A. In the event a “Specified Employee” is entitled to a distribution of any compensation amounts under this Plan as result of the termination of the Participant’s employment, which amounts are subject to the provisions of Code Section 409A, the initial payment of such benefits to the Specified Employee shall not be made before the earlier of: (i) the date which is six (6) months from the effective date of the Specified Employee’s employment termination date; and (ii) said Specified Employee’s date of death. Thereafter, the timing of the payment of said benefits to such Specified Employee shall be otherwise governed by the provisions of this Plan.

B. For purposes of this Plan, a “Specified Employee” shall mean an employee who, at any time during the specified Plan year, is:

(i) an officer of the Company having an annual compensation greater than $130,000;

(ii) a five percent (5%) owner of the Company; or

(iii) a one percent (1%) owner of the Company having an annual compensation of more than $150,000.

In determining whether an employee is a Specified Employee, the provisions of this paragraph “B” shall be determined in accordance with the provisions of Code Section 416(i) (with the exception of subsection (5) thereof) and the guidance promulgated thereunder.

C. Notwithstanding any provision of this Plan to the contrary, no employee shall be classified as a Specified Employee unless the Common Stock of the Company is then traded on an established securities market or otherwise, in accordance with the provisions of Code Section 409A(a)(2)(B)(i).

10. Changes in Capital Structure

A. No Limitations of Rights. The existence of outstanding Awards or Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, or preferred stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

B. Adjustments in Common Stock Share in the Event of a Change in Capitalization of the Company. If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving consideration therefore in money, services or property, then (i) the number, class, and per share price of shares of Common Stock subject to outstanding Options and other Awards hereunder and (ii) the number and class of shares then reserved for issuance under this Plan and the maximum number of shares for which Awards may be granted to a Participant during a specified time period shall be appropriately and proportionately adjusted. The Board shall make such adjustments in its sole discretion, and its determinations shall be final, binding and conclusive.

C. Limitation on Adjustment. Except as previously expressly provided, neither the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, nor the increase or decrease of the number of authorized shares of stock, nor the addition or deletion of classes of stock, shall affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Common Stock then subject to outstanding Options or Stock Awards.

D. Change of Control of the Company. For purposes of this Plan, “Change of Control” means: (i) a change in the ownership of the Company; (ii) a change in the “effective ownership” of the Company; and (iii) a change in the ownership of a substantial portion of the Company’s assets. Any Change in Control must be objectively determined by the Board, and any requirement that any person certify that a Change of Control has occurred must be strictly ministerial and not involve any discretionary authority. A Change of Control will be deemed to have occurred upon the completion of any of the following occurrences:

a.
Change in the ownership of the Company: A change in the ownership of the Company will be deemed to occur upon the acquisition by any person, or group of persons acting as a group, of Company stock which constitutes more than fifty percent (50%) of the total Fair Market Value or the total voting power of the outstanding stock of the Company; provided, however, if one person or group of persons acting as such is deemed to own stock shares which constitute more than 50% of the Fair Market Value or the voting power of the Company, the acquisition of any additional shares of stock by such person or group of persons shall not cause a change in the ownership of the Company. Any increase in the percentage of Company stock owned by said person, or group of persons operating as such, as a result of a transaction in which the Company acquires its stock in exchange for property will be treated as an acquisition of stock for purposes of this Section of the Plan.

The determination as to whether a group of persons is acting as such shall be made in accordance with the provisions of Section 12 of Notice 2005-1, as issued by the Internal Revenue Service and any amendments thereto or additional guidance thereon issued under the provisions of Code Section 409A.

b.
Change in the effective control of the Company: A change in the effective control of the Company will be deemed to occur as of the date on which either: (i) any person or group of persons acting as such acquires (or has acquired during the 12 month period ending on the date of the most recent acquisition by such person or group of persons) ownership of Company stock possessing thirty-five percent (35%) or more of the total voting power of the stock of the Company; or (ii) a majority of the Company’s Board is replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the members of said Board prior to the date of the appointment or election. For purposes of this determination, if any person or group of persons acting as such is deemed to effectively control the Company, the acquisition of additional shares of stock of the Company by the same person or group of persons is not considered to be a Change of Control for purposes of this Plan.

Persons will not be considered to be acting as a group solely because they purchase or own stock in the Company at the same time. However, persons will be considered to be acting as a group if they are the owners of a corporation that enters into a merger, consolidation or acquisition of stock, or similar business transaction with the Company.

c.
Change in the ownership of a substantial portion of the Company’s assets: For purposes of this Plan, a change in the ownership of a substantial portion of the Company’s assets occurs as of the date that any person or group of persons acting as such acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or group of persons) assets from the Company that have a total gross Fair Market Value equal to, or more than, forty percent (40%) of the total gross Fair Market Value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For purposes hereof, “gross Fair Market Value” means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

There is no Change of Control with respect to this subsection “(c)” where there is a transfer of assets to an entity that is controlled by the Stockholders of the Company immediately after the transfer as provided herein. A transfer of assets by the Company is not treated as a change in the ownership of such assets if the assets are transferred to:

i.	A shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to its stock;

ii.	An entity, fifty percent (50%) or more of the total voting power of which is owned, directly or indirectly, by the Company;

iii.	A person, or more than one person acting as a group, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all of the outstanding stock of the Company;

iv.	An entity, at least fifty percent (50%) of the total value or voting power of which is owned, either directly or indirectly, by a person described in subparagraph (iii) above.

For purposes of subparagraphs (i) through (iv) above and except as otherwise provided, a person’s status is determined immediately after the transfer of the assets.

11. Withholding of Taxes

The Company shall have the right, before any certificate for any Common Stock is delivered, to deduct or withhold from any payment owed to a Participant any amount that is necessary in order to satisfy any withholding requirement that the Company (or its Affiliate or Subsidiary) in good faith believes is imposed upon it in connection with federal, state, or local taxes as a result of the issuance of, or lapse of restrictions on, such Common Stock, or otherwise require such Participant to make provision for payment of any such withholding amount. Subject to such conditions as may be established by the Board, the Committee may permit a Participant to (i) have Common Stock otherwise issuable under an Option or Stock Award withheld to the extent necessary to comply with minimum statutory withholding rate requirements, (ii) tender back to the Company shares of Common Stock received pursuant to an Option or Stock Award to the extent necessary to comply with minimum statutory withholding rate requirements for supplemental income, (iii) deliver to the Company previously acquired Common Stock, (iv) have funds withheld from payments of wages, salary or other cash compensation payable and due to the Participant, or (v) pay the Company (or its Affiliate or Subsidiary) in cash, in order to satisfy part or all of the obligations for any taxes required to be withheld or otherwise deducted and paid by the Company (or its Affiliate or Subsidiary) with respect to the Option or Stock Award.

12. Compliance with Law and Approval of Regulatory Bodies

A. General Requirements. No Option or Stock Award shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges or quotation systems on which the Company’s shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock when a Stock Award is granted or for which an Option or Stock Award is exercised may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Option or Stock Award shall be exercisable, no Stock Award shall be granted, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

B. Participant Representations. The Committee may require that a Participant, as a condition to receipt or exercise of a particular award, execute and deliver to the Company a written statement, in form satisfactory to the Committee, in which the Participant represents and warrants that the shares are being acquired for such person’s own account, for investment only and not with a view to the resale or distribution thereof. The Participant shall, at the request of the Committee, be required to represent and warrant in writing that any subsequent resale or distribution of shares of Common Stock by the Participant shall be made only pursuant to either (i) a registration statement on an appropriate form under the Securities Act of 1933, which registration statement has become effective and is current with regard to the shares being sold, or (ii) a specific exemption from the registration requirements of the Securities Act of 1933, but in claiming such exemption the Participant shall, prior to any offer of sale or sale of such shares, obtain a prior favorable written opinion of counsel, in form and substance satisfactory to counsel for the Company, as to the application of such exemption thereto.

13. General Provisions

A. No Right to Continued Employment. Neither the adoption of this Plan, its administration, or the grant of any Option or Award hereunder shall (i) confer upon any individual any right to continue in the employ or service of the Company or any Affiliate or Subsidiary thereof, or (ii) in any way affect any right and power of the Company (or any Affiliate or Subsidiary) to change an employee’s duties and responsibilities, or (iii) terminate the employment of any employee at any time with or without notice, subject to the terms of any outstanding employment contract.

B. Plan Proceeds. The proceeds received by the Company from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.

C. Unfunded Plan. This Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

D. Rules of Construction. Headings are given to the Sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

E. Governing Law. This Plan shall, to the maximum extent possible, be construed in a manner consistent with the Code and applicable federal law, including ERISA. To the extent not pre-empted by federal law, this Plan shall otherwise be governed by the laws of the State of New Jersey.

F. Registration of Shares. The Company may, but shall not be obligated to, register the Plan, the Options, Stock Awards or the Common Stock received upon exercise of any Option or Award, or both, with the Securities and Exchange Commission and any state securities law commission or agency. In the absence of such registration, the Options, Awards and the Common Stock:

(i) will be issued only pursuant to an exemption from registration;

(ii) cannot be sold, pledged, transferred or otherwise disposed of in the absence of an effective registration statement or an opinion of counsel satisfactory to the Company that such registration is not required; and

(iii) will bear an appropriate restrictive legend setting forth the statement contained in subparagraph (ii) above.

G. Restrictions on Sale of Stock Shares or Issuance of Options or Awards. The Company shall not be required to sell or issue any Common Stock under any Option or Award if the issuance of such Shares would, in the judgment of the Company, constitute or result in a violation by the Company or any Optionee or Participant of any provision of law or regulation of any governmental agency, including the Internal Revenue Service. The Board, in its sole and final discretion, may require any Optionee or Award Recipient to sign, when exercising an Option, an investment letter satisfactory to the Company.

To the extent applicable, the provisions of this Plan are intended to satisfy the requirements of Code Section 409A. In furtherance thereof, the Company, in its sole discretion may take any action, or refrain from taking any action, which may trigger the excise tax and/or income tax provisions of Code Section 409A, including, but not limited to issuing, modifying or terminating any Award or Option contemplated hereunder.

14. Amendment and Termination

A. Plan Amendments and Termination. The Board may amend or terminate this Plan from time to time; provided, however, stockholder approval shall be required for any amendment that (i) increases the aggregate number of shares of Common Stock that may be issued under this Plan, except as contemplated by Section 10; (ii) changes the class of employees eligible to receive Incentive Stock Options; (iii) modifies the restrictions on Repricings set forth in this Plan; or (iv) is required by the terms of any applicable law, regulation or rule, including the rules of any market on which the Company shares are traded or exchange on which the Company shares are listed. Except as specifically permitted by this Plan, Stock Option Agreement or Stock Award Agreement or as required to comply with applicable law, regulation or rule, no amendment shall, without a Participant’s consent, adversely affect any rights of such Participant under any Option or Stock Award outstanding at the time such amendment is made; provided, however, that an amendment that may cause an Incentive Stock Option to become a Nonqualified Stock Option shall not be treated as adversely affecting the rights of the Participant. Any amendment requiring stockholder approval shall be approved by the stockholders of the Company within twelve (12) months of the date such amendment is adopted by the Board.

B. Shareholder Approval of Amendments. No amendment of this Plan shall be made which would, without the approval of the Stockholders holding at least a majority of the outstanding shares of the Company voted at a meeting of such Stockholders: (a) materially increase the benefits accruing to participants under the Plan; (b) increase the number of Shares that may be issued under the Plan (except for adjustments permitted or required under Section 10 above); materially modify the requirements as to eligibility for participation in the Plan; or (d) extend the term during which Options and/or Awards may be granted or exercised.

15. Effective Date of Plan; Duration of Plan

A. This Plan shall be effective upon adoption by the Board, subject to approval within twelve (12) months by the Stockholders of the Company. In the event that the stockholders of the Company shall not approve this Plan within such twelve (12) month period, this Plan shall terminate. Unless and until the Plan has been approved by the stockholders of the Company, no Option or Stock Award may be exercised, and no shares of Common Stock may be issued under the Plan. In the event that the stockholders of the Company shall not approve the Plan within such twelve (12) month period, the Plan and any previously granted Options or Stock Awards shall terminate.

          IN WITNESS WHEREOF, the Company has caused this Plan to be executed by a duly authorized officer as of the date of adoption of this Plan by the Board of Directors.

NEW BRUNSWICK SCIENTIFIC CO., INC.

________________________________________

________________________________________
TITLE

Annex B

NEW BRUNSWICK SCIENTIFIC CO., INC.
2007 OMNIBUS EQUITY
AND INCENTIVE COMPENSATION PLAN
FOR
NON EMPLOYEE DIRECTORS

1. Purpose

The New Brunswick Scientific, Inc. 2007 Omnibus Equity and Incentive Compensation Plan for Non Employee Directors is intended to promote the best interests of both New Brunswick Scientific, Inc. (the “Company”) and its stockholders by (i) facilitating the recruitment and retention by the Company of Directors who will assist the Company in attaining current and future financial success, and (ii) providing such individuals with an incentive to contribute to the growth and success of the Company by providing such individuals with equity-based and/or incentive compensation opportunities.

2. Definitions

As used in this Plan the following definitions shall apply:

A. “Affiliate” means any Subsidiary of the Company (as defined in Section 425(f) of the Code), or any company or trade or business which is directly or indirectly controlled fifty percent (50%) or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates.

B. “Award” means any Option or Stock Award granted under the terms of this Plan.

C. “Board” means the Board of Directors of the Company.

D. “Code” means the Internal Revenue Code of 1986, as amended, and any applicable guidance issued thereunder.

E. “Committee” means any committee implemented or created by, or provided authority by the Board to which responsibility for the implementation, interpretation and/or administration of this Plan (or any portion thereof) has been granted in accordance with the provisions of Section 3 hereof.

F. “Common Stock” means the Common Stock of the Company, having a $0.625 par value per share.

G. “Company” means New Brunswick Scientific Co., Inc., a New Jersey corporation.

H. “Deferral Period” means the period of time during which Common Stock shares granted under the terms of this Plan as “Deferred Shares” are subject to deferral limitations under Section 7 of this Plan.

I. “Deferred Shares” means an Award granted under the terms of Section 7 of this Plan of a right to receive shares of Common Stock of the Company following the expiration of the applicable Deferral Period, and subject to the satisfaction of all requirements of the applicable Deferred Shares agreement.

J. “Director” means a member of the Board of Directors of the Company.

K. “Disabled” means an individual who is considered to have sustained a “Total and Permanent Disability”. For purposes of this Plan, a Participant is deemed to be Disabled if he: (1) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or (2) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be excepted to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees (or other eligible individuals) of the Company. The Total and Permanent Disability of a Participant shall be determined either by: (i) a physical examination of said Participant by a licensed medical physician selected by the Company; or (ii) a determination by the Social Security Administration that said Participant is Totally and Permanently Disabled, which determination shall be evidenced by the Participant’s receipt of Social Security disability benefits in accordance with the above provisions. The Company may, in its sole discretion, select the appropriate manner in which to determine whether a Participant has incurred a Total and Permanent Disability; thereafter, such Participant may be referred to as “Disabled” for purposes of this Plan.

L. “Eligible Person” means a Director of the Company or a Subsidiary or Affiliate (including a company that becomes a Subsidiary or Affiliate after the adoption of this Plan) who is not an employee of the Company.

M. “Fair Market Value” means (a) the closing price of a share of Common Stock as quoted by NASDAQ as of the last business day prior to the date that such a determination of Fair Market Value is required; or (b) if at any time the Company's Common Stock is not eligible for quotation on NASDAQ, such other method of determining Fair Market Value as shall be permitted by the Code or Treasury Regulations thereunder, and adopted by the Committee from time to time.

N. “Nonqualified Stock Option” means an Option which is not intended to qualify as an incentive stock option under Section 422 of the Code.

O. “Option” means any option to purchase shares of Common Stock granted under this Plan.

P. “Participant” means an Eligible Person who (i) is selected by the Board or a Committee to receive an Award and (ii) is party to an agreement setting forth the terms of the Award, as appropriate.

Q. “Performance Agreement” means an agreement described in Section 8 of this Plan.

R. “Performance Objectives” means the performance objectives established pursuant to this Plan for Participants who have received grants of Performance Shares or, when so determined by the Committee, Stock Awards. Performance Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the Participant or the Affiliate or Subsidiary for which the Participant provides director services. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company (including an event described in Section 9), or the manner in which it conducts is business, or other events or circumstances render the Performance Objectives unsuitable, the Committee may modify such Performance Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable.

S. “Performance Period” means a period of time established under Section 8 of this Plan within which the Performance Objectives relating to a Performance Share or Stock Award are to be achieved.

T. “Performance Share” means a bookkeeping entry which is equivalent in value and rights to one (1) share of Common Stock awarded to a Participant pursuant to Section 8 of this Plan.

U. “Phantom Shares” means an Award of a right of the Participant under Section 7 of this Plan to receive a payment in cash equal to Fair Market Value of an equal number of Common Stock shares covered by the Award as of a specified date in the future.

V. “Plan” means this New Brunswick Scientific, Inc. 2007 Omnibus Equity and Incentive Compensation Plan for Non Employee Directors.

W. “Repricing” means, other than in connection with an event described in Section 9 of this Plan, (i) lowering the exercise price of an Option or Stock Appreciation Right after it has been granted or (ii) canceling an Option or Stock Appreciation Right at a time when the exercise price exceeds the then Fair Market Value of the Common Stock in exchange for another Option or Stock Award.

X. “Restricted Stock Award” means an award of Common Stock under Section 7 of this Plan which is subject to the restrictions imposed by a Stock Award Agreement.

Y. “Retirement” shall mean an individual’s voluntary resignation as a Director following the date on which such Director completes at least three (3) full terms as a Director of the Company, provided that such director has not been asked to resign or has not been otherwise involuntarily removed from office.

Z. “Securities Act” shall mean the Securities Act of 1933, as amended.

AA. “Securities Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

BB. “Stock Award” means a Stock Bonus Award, Restricted Stock Award, Stock Appreciation Right, or grant of Phantom Shares, Deferred Shares or Performance Shares.

CC. “Stock Bonus Award” means an Award of Common Stock under Section 7.

DD. “Stock Appreciation Right” means an Award of a right of the Participant under Section 7 to receive a payment in cash or shares of Common Stock (or a combination thereof) based on the increase in Fair Market Value of the shares of Common Stock covered by the Award between the date of grant of such Award and the Fair Market Value of the Common Stock on the date of exercise of such Stock Appreciation Right.

EE. “Stock Award Agreement” means a written agreement between the Company and a Participant setting forth the specific terms and conditions of a Stock Award granted to the Participant under Section 7. Each Stock Award Agreement shall be subject to the terms and conditions of this Plan and shall include such terms and conditions as the Committee shall authorize.

FF. “Stock Option Agreement” means a written agreement between the Company and a Participant setting forth the specific terms and conditions of an Option granted to the Participant. Each Stock Option Agreement shall be subject to the terms and conditions of this Plan and shall include such terms and conditions as the Committee shall authorize.

GG. “Subsidiary” means any corporation, limited liability company or other business entity (other than the Company) in an unbroken chain of entities beginning with the Company, provided that each entity (other than the last entity in the unbroken chain) owns stock or an equity interest possessing at least fifty percent (50%) of the total combined voting power of all classes of stock or equity interests in one of the other entities in such chain.

3. Administration

A. Delegation to Board Committee. The Board shall be the administrator of this Plan; provided, however, that the Board may delegate all or any portion of its authority to administer any portion of this Plan to a Committee, to the extent such delegation is permissible under applicable law and the governance documents of the Company. Any Committee created by the Board under the provisions of this Plan shall consist solely of two (2) or more Directors who are (i) non employee Directors (within the meaning of Rule 16b-3 under the Exchange Act) for purposes of exercising administrative authority with respect to Awards granted to Eligible Persons who are subject to Section 16 of the Exchange Act; and (ii) ”independent” to the extent required by the rules of the stock market on which the Company’s shares are traded, or the exchange on which the Company’ shares are listed.

The Board may, on its own motion, amend the requirements for eligibility for service on a Committee as may be reasonably required in the sole and final judgment of the Board, in order to qualify each member of the Committee in accordance with applicable regulations of the Securities and Exchange Commission pertaining to Section 16(b) of the Securities Exchange Act.

B. Powers of the Committee. Subject to the provisions of this Plan, and limited by the authority delegated to any such Committee by the Board, each Committee created hereunder shall have the following authority to:

(i) Construe and interpret all provisions of this Plan and all Stock Option Agreements, Stock Award Agreements and Performance Agreements under this Plan; provided, however, that the Non Employee Director Stock Option Grant Committee shall have its authority limited solely to matters involving the grant of Options to Non Employee Directors under the terms of this Plan.

(ii) Determine the Value of Common Stock for all purposes under this Plan.

(iii) Determine the number of shares of Company Common Stock granted under the terms of any Award.

(iv) Determine the terms and conditions, not inconsistent with the terms of this Plan, of each Option and/or Award granted under this Plan. Such terms and conditions shall include, but are not limited to, the exercise price of an Option, the purchase price of Common Stock subject to a Stock Award, the vesting schedule applicable to any Options or Stock Awards; the right of the Company to repurchase Common Stock issued pursuant to the exercise of an Option or a Stock Award and other restrictions or limitations (in addition to those contained in this Plan) on the forfeitability or transferability of Options, Stock Awards or Common Stock issued upon exercise of an Option or pursuant to an Award. Such terms may include conditions which shall be determined by the Committee and need not be uniform with respect to all Participants.

(v) Accelerate the time at which any Option or Stock Award may be exercised (in accordance with applicable law, including Section 409A of the Code).

(vi) Subject to applicable law and/or corporate governance provisions, waive, amend, cancel, extend, renew, accept the surrender of, modify or accelerate the vesting of or lapse of restrictions on all or any portion of an outstanding Award; provided, however that no modification or other revision of any of the terms and conditions of any Award shall be permitted if such change would be violative of the provisions of Section 409A of the Code. Except as otherwise provided by this Plan, any Stock Option Agreement, Stock Award Agreement or Performance Agreement or as required to comply with applicable law, regulation or rule, no amendment, cancellation or modification shall, without a Participant’s consent, adversely affect any rights of the Participant; provided, however, that any amendment or modification of any Stock Option Agreement, Stock Award Agreement or Performance Agreement that does not, in the opinion of the Committee, adversely affect any rights of any Participant, shall not require such Participant’s consent. Notwithstanding the foregoing, the restrictions on the Repricing of Options and Stock Appreciation Rights, as set forth in this Plan, may not be waived.

(vii) Adopt policies and procedures for the exercise of Options or Stock Awards, including the satisfaction of withholding obligations, and adopt, amend, and rescind policies and procedures pertaining to the administration of this Plan.

The express grant in this Plan of any specific power to a Committee shall not be construed as limiting any power or authority of the Committee; provided that a Committee may not exercise any right or power reserved to the Board. Any decision made, or action taken by, a Committee in connection with the administration of this Plan shall be final, conclusive and binding on all persons having an interest in this Plan.

C. Exoneration. No Director or member of any Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option or Award granted under this Plan, except those resulting from such Director or member's gross negligence or willful misconduct.

D. Indemnification. The Company shall defend, indemnify and hold harmless the members of any Committee against all costs and expenses, including attorneys fees, reasonably incurred by them in connection with any claim, action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Option or Award granted hereunder, and against all amounts paid or payable by them in settlement thereof, to the maximum extent the Company is empowered to indemnify such persons under applicable law and any contract now existing or hereafter entered into between the Company and such persons. The Committee member shall give the Company notice of any claim, action, suit or proceeding for which indemnification is sought and the Company shall have the right to assume the defense of such Committee member with respect thereto. The indemnification hereunder is in addition to, and not in lieu of, any other applicable right of indemnification available to the Committee members.

4. Eligibility

A. Eligibility for Awards. The Board or applicable Committee may select any Eligible Person to receive an Option or Award under the terms of this Plan in its sole and final discretion.

B. Future Eligibility. The determination of the Board or a Committee that an individual is an Eligible Person for purposes of this Plan at any time shall not preclude such Board or Committee, as the case may be, from determining that such individual is not eligible to receive any other Option or Award in the future.

C. Substitution Awards. The Committee may make Awards and may grant Options under this Plan by assumption, in substitution or replacement of Performance Shares, Phantom Shares, Stock Awards, Options, Stock Appreciation Rights or similar Awards granted by another entity (including an Affiliate) in connection with a merger, consolidation, acquisition of property or stock or similar transaction. Notwithstanding any provision of this Plan (other than the maximum number of shares of Common Stock that may be issued under this Plan), the terms of such assumed, substituted, or replaced Awards shall be as the Committee, in its discretion, determines is appropriate, subject to the provisions of applicable law and corporate governance.

5. Common Stock Subject to Plan

A. Share Reserve and Limitations on Grants. Subject to adjustment as provided in Section 9 of this Plan, the maximum aggregate number of shares of Common Stock that may be issued under this Plan is 153,891 (the “Share Reserve”). For purposes of determining the number of shares of Common Stock available under this Plan, shares of Common Stock withheld by the Company to satisfy applicable tax withholding obligations pursuant to Section 10 of this Plan shall be deemed issued under this Plan.

B. Reversion of Shares. If an Option or Stock Award is terminated, expires or becomes unexercisable, in whole or in part, for any reason, the unissued or unpurchased shares of Common Stock (or shares subject to an unexercised Stock Appreciation Right) which were subject thereto shall become available for future grant under this Plan. Shares of Common Stock that have been actually issued under this Plan shall not be returned to the Share Reserve as provided in paragraph “A” for future grants under this Plan, provided that shares of Common Stock issued pursuant to a Stock Award which are forfeited to the Company or repurchased by the Company at the original purchase price of such shares, shall be returned to such Share Reserve for future grant under this Plan.

C. Source of Shares. Common Stock issued under this Plan may be shares of authorized and unissued Common Stock or shares of previously issued Common Stock that have been reacquired by the Company.

6. Options Granted to Non Employee Directors

A. Available Shares. Common Stock shares for which Options shall be issuable under the provisions of this Section 6 of the Plan shall be authorized but unissued shares of Common Stock of the Company as provided in Section 5 hereof. If any Option granted under the provisions of this Section 6 shall expire or otherwise terminate, in whole or in part, prior to its exercise, the Common Stock subject to the unexercised portion of such Option shall be available for the grant of Options and/or Awards under this Plan as fully as if such Common Stock had never been subject to an Option.

B. Eligibility. The individuals eligible to participate in the Plan shall be the Directors of the Company (except any director who may be ineligible as a result of his or her appointment to a Committee) who are not employees of the Company, and who are designated as eligible by the Committee. The non-employee Directors eligible to receive Options under the Plan are hereinafter referred to as "Optionees”.

C. Grants and Price of Options. From time to time until the expiration or earlier termination of the Plan, the Committee may grant Options to Optionees under the provisions of this Section 6 of the Plan. Options granted pursuant to this Section 6 to Optionees shall be in such form as the Committee shall from time to time approve, and shall be subject to the terms and conditions of this Plan; provided, however, that only Non-Qualified Stock Options may be granted to the Optionees.

D. Price of Options. The purchase price per share (the “Option Price”) under each Option granted under Section 6 of the Plan shall be not less than the Fair Market Value of such Common Stock.

E. Term of Options. Unless terminated prior thereto pursuant to any provision of this Plan, all Options granted to any Optionee under the provisions of this Section 6 shall expire as of the date which is ten (10) years after the date of grant of such Option (the "Expiration Date").

F. Vesting. On the grant of each Option under this Section 6 of the Plan, the Committee shall determine the manner in which any of such Options granted under the provisions of this Section 6 shall be exercisable. The Committee shall have the full discretion at the time of granting each Option hereunder to make such Options immediately exercisable upon grant, or subject to vesting over one or more specified periods of time. All unexercised Options then held shall immediately vest on the death of an Optionee. The date upon which such Options shall become exercisable, in whole or in part, shall be set forth in the Stock Option Agreement.

G. Accelerated Vesting. In the event of a Change of Control of the Company as defined in Section 9 of this Plan, any Options not yet exercisable shall immediately vest and become exercisable.

H. Method of Exercise. An Option may be exercised by an Optionee, in whole or in part (but only in multiples of full shares), by such Optionee giving written notice to the Company at its principal office, specifying the number of shares of Common Stock to be purchased and accompanied by payment in full of the aggregate purchase price for such Common Stock. Except in the case of death or Retirement (as provided in paragraph “K” of this Section 6), an Optionee may exercise an Option only during the period such Optionee is a Director of the Company. No Option may be exercised after the Expiration Date.

I. Exercise Payment. The Option Price shall be payable: (i) in cash or by check, bank draft, or money order; (ii) at the discretion of the Committee, through delivery of shares of Common Stock having a Fair Market Value equal to the cash exercise price of the Option as of the date of the Option exercise; (iii) at the discretion of the Committee, by delivery of the Optionee's personal recourse note with such terms as the Committee may approve; or (iv) at the discretion of the Committee, by any combination of (i), (ii) and (iii) above. The Committee shall set forth in the Stock Option Agreement the form of permitted payment of the exercise price. Notwithstanding the foregoing, the Committee, in its sole discretion, may amend any outstanding Stock Option Agreement to permit one or more of the additional forms of payment as set forth in (ii), (iii) or (iv) above by providing written notice of such amendment to the Optionee.

J. Termination of Optionee's Directorship. If an Optionee ceases to be a Director of the Company for any reason prior to the Expiration Date of any Options, other than as provided in paragraph “K” below, his or her Options shall terminate immediately upon such cessation of directorship of the Company.

K. Death or Retirement of Optionee. If a Optionee ceases to be a Director of the Company due to his death or Retirement, all vested and unexercised Options then held by such Optionee shall remain exercisable for the lesser of: (i) a period of twelve (12) months from the date of the Optionee’s death or Retirement, as the case may be; or (ii) the Expiration Date. In the case of the death of an Optionee, the Option may be exercised by the executor or administrator of the Optionee's estate, or by any person who acquires the Option from the Optionee by bequest or inheritance.

L. Transferability. No Option shall be assignable or transferable by an Optionee other than by will or by the laws of descent and distribution. During the lifetime of the Optionee, such Option(s) shall be exercisable only by him, or in the event of his Disability, by his authorized legal representative.

M. No Repricing. In no event shall the Committee permit a Repricing of any Option without the approval of the stockholders of the Company.

7. Stock Awards

A. Stock Bonus Awards. Each Stock Award Agreement for a Stock Bonus Award shall be in such form and shall contain such terms and conditions (including provisions relating to consideration, vesting, reacquisition of shares following termination, and transferability of shares) as the Committee shall deem appropriate. The terms and conditions of Stock Award Agreements for Stock Bonus Awards may change from time to time, and the terms and conditions of separate Stock Bonus Awards need not be identical.

B. Restricted Stock Awards. Each Stock Award Agreement for a Restricted Stock Award shall be in such form and shall contain such terms and conditions (including provisions relating to purchase price, consideration, vesting, reacquisition of shares following termination, and transferability of shares) as the Committee shall deem appropriate. The terms and conditions of the Stock Award Agreements for Restricted Stock Awards may change from time to time, and the terms and conditions of separate Restricted Stock Awards need not be identical. Vesting of any grant of Restricted Stock Awards may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of Section 8 of this Plan regarding Performance Shares.

C. Stock Appreciation Rights. Each Stock Award Agreement for Stock Appreciation Rights shall be in such form and shall contain such terms and conditions (including provisions relating to vesting, termination of director services, and transferability of rights and received shares) as the Committee shall deem appropriate. The terms and conditions of Stock Appreciation Rights may change from time to time, and the terms and conditions of separate Stock Appreciation Rights need not be identical. No Stock Appreciation Right shall be exercisable after the expiration of ten (10) years from the date such Stock Appreciation Right is granted. The base price per share for each share of Common Stock covered by an Award of Stock Appreciation Rights shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant. In no event shall the Committee permit a Repricing of any Stock Appreciation Right without the prior approval of the stockholders of the Company.

D. Phantom Share Grants. The Committee may authorize grants of Phantom Shares to Participants upon such terms and conditions (including provisions relating to vesting and termination of director services) as the Committee shall deem appropriate. The terms and conditions of Phantom Share Grants may change from time to time, and the terms and conditions of separate Phantom Share Grants need not be identical.

E. Deferred Shares. The Committee may authorize grants of Deferred Shares to Participants upon such terms and conditions as the Committee may determine in accordance with the following provisions:

(i) Each Deferred Shares grant shall constitute the agreement by the Company to issue or transfer shares of Common Stock to the Participant at some future date in consideration of the performance of services by the Participant to or on behalf of the Company, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify.

(ii) Each Deferred Shares grant may be made without consideration paid by the Participant, or in consideration of a payment by the Participant that is less than the Fair Market Value of the Common Stock of the Company on the date of grant.

(iii) Each Deferred Shares grant shall provide that such Deferred Shares covered thereby shall be subject to a Deferral Period, which period shall be fixed by the Committee on the date of grant, and any grant may provide for the earlier termination of such Deferral Period in the event of a Change of Control of the Company or other similar transaction or event.

(iv) During the Deferral Period, the Participant shall not have any right to transfer such Deferred Shares (or any rights thereto under the terms of the Award), shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote such shares, but the Committee may on or after the date of grant, authorize the payment of a dividend or other distribution equivalent on such Deferred Shares in cash or additional shares on a current, deferred or contingent basis.

(v) Any grant of Deferred Shares, or the vesting thereof, may be conditioned upon the attainment of Performance Objectives by the Participant or the Company as established by the Committee in accordance with the applicable provisions of Section 8 of this Plan.

(vi) Each Deferred Shares grant shall be evidenced by an agreement delivered to and accepted by the Participant and containing such terms and provisions as the Committee may determine consistent with this Plan.

8. Performance Shares

A. The Committee may authorize grants of Performance Shares, which shall become payable to the Participant upon the attainment of specified Performance Objectives, and upon such terms and conditions as the Committee may determine in accordance with the following provisions:

(i) Each Performance Shares grant shall specify the number of Performance Shares to which it pertains, which may be subject to adjustment.

(ii) The Performance Period with respect to each Performance Share shall commence on the date established by the Committee as reflected in the Performance Share grant and may be subject to earlier termination in the event of a Change of Control of the Company.

(iii) Each Performance Share grant shall specify the Performance Objectives that are to be achieved by the Participant.

(iv) Each Performance Share grant may specify a minimum acceptable level of achievement of the specified Performance Objectives below which no payment will be made, and may set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the specified Performance Objectives.

(v) Each Performance Share grant shall specify the time and manner of payment of the Performance Shares that shall have been earned, and any grant may specify that any such amount may be paid by the Company in cash, shares of Common Stock or any combination thereof.

(vi) Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed the maximum specified by the Committee on the date of grant.

(vii) Any grant of Performance Shares may provide for the payment to the Participant of a dividend or other distribution equivalent thereon in cash or additional shares of Common Stock on a current, deferred or contingent basis.

(viii) Each Performance Shares grant shall be evidenced by a Stock Award Agreement that shall be delivered to and accepted by the Participant, which shall state that the Performance Shares are subject to all of the terms and conditions of this Plan and such other terms and provisions as the Committee may determine consistent with this Plan.

9. Changes in Capital Structure

A. No Limitations of Rights. The existence of outstanding Awards or Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, or preferred stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

B. Adjustments in Common Stock Share in the Event of a Change in Capitalization of the Company. If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving consideration therefore in money, services or property, then (i) the number, class, and per share price of shares of Common Stock subject to outstanding Options and other Awards hereunder and (ii) the number and class of shares then reserved for issuance under this Plan and the maximum number of shares for which Awards may be granted to a Participant during a specified time period shall be appropriately and proportionately adjusted. The Board shall make such adjustments in its sole discretion, and its determinations shall be final, binding and conclusive.

C. Limitation on Adjustment. Except as previously expressly provided, neither the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, nor the increase or decrease of the number of authorized shares of stock, nor the addition or deletion of classes of stock, shall affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Common Stock then subject to outstanding Options or Stock Awards.

D. Change of Control of the Company. For purposes of this Plan, “Change of Control” means: (i) a change in the ownership of the Company; (ii) a change in the “effective ownership” of the Company; and (iii) a change in the ownership of a substantial portion of the Company’s assets. Any Change in Control must be objectively determined, and any requirement that any person certify that a Change of Control has occurred must be strictly ministerial and not involve any discretionary authority. A Change of Control will be deemed to have occurred upon the completion of any of the following occurrences:

a.
Change in the ownership of the Company: A change in the ownership of the Company will be deemed to occur upon the acquisition by any person, or group of persons acting as a group, of Company stock which constitutes more than fifty percent (50%) of the total Fair Market Value or the total voting power of the outstanding stock of the Company; provided, however, if one person or group of persons acting as such is deemed to own stock shares which constitute more than 50% of the Fair Market Value or the voting power of the Company, the acquisition of any additional shares of stock by such person or group of persons shall not cause a change in the ownership of the Company. Any increase in the percentage of Company stock owned by said person, or group of persons operating as such, as a result of a transaction in which the Company acquires its stock in exchange for property will be treated as an acquisition of stock for purposes of this Section of the Plan.

The determination as to whether a group of persons is acting as such shall be made in accordance with the provisions of Section 12 of Notice 2005-1, as issued by the Internal Revenue Service and any amendments thereto or additional guidance thereon issued under the provisions of Code Section 409A.

b.
Change in the effective control of the Company: A change in the effective control of the Company will be deemed to occur as of the date on which either: (i) any person or group of persons acting as such acquires (or has acquired during the 12 month period ending on the date of the most recent acquisition by such person or group of persons) ownership of Company stock possessing thirty-five percent (35%) or more of the total voting power of the stock of the Company; or (ii) a majority of the Company’s Board is replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the members of said Board prior to the date of the appointment or election. For purposes of this determination, if any person or group of persons acting as such is deemed to effectively control the Company, the acquisition of additional shares of stock of the Company by the same person or group of persons is not considered to be a Change of Control for purposes of this Plan.

Persons will not be considered to be acting as a group solely because they purchase or own stock in the Company at the same time. However, persons will be considered to be acting as a group if they are the owners of a corporation that enters into a merger, consolidation or acquisition of stock, or similar business transaction with the Company.

c.
Change in the ownership of a substantial portion of the Company’s assets: For purposes of this Plan, a change in the ownership of a substantial portion of the Company’s assets occurs as of the date that any person or group of persons acting as such acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or group of persons) assets from the Company that have a total gross Fair Market Value equal to, or more than, forty percent (40%) of the total gross Fair Market Value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For purposes hereof, “gross Fair Market Value” means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

There is no Change of Control with respect to this subsection “(c)” where there is a transfer of assets to an entity that is controlled by the Stockholders of the Company immediately after the transfer as provided herein. A transfer of assets by the Company is not treated as a change in the ownership of such assets if the assets are transferred to:

i.	A shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to its stock;

ii.	An entity, fifty percent (50%) or more of the total voting power of which is owned, directly or indirectly, by the Company;

iii.	A person, or more than one person acting as a group, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all of the outstanding stock of the Company;

iv.	An entity, at least fifty percent (50%) of the total value or voting power of which is owned, either directly or indirectly, by a person described in subparagraph (iii) above.

For purposes of subparagraphs (i) through (iv) above and except as otherwise provided, a person’s status is determined immediately after the transfer of the assets.

10. Withholding of Taxes

The Company shall have the right, before any certificate for any Common Stock is delivered, to deduct or withhold from any payment owed to a Participant any amount that is necessary in order to satisfy any withholding requirement that the Company (or its Affiliate or Subsidiary) in good faith believes is imposed upon it in connection with federal, state, or local taxes as a result of the issuance of, or lapse of restrictions on, such Common Stock, or otherwise require such Participant to make provision for payment of any such withholding amount. Subject to such conditions as may be established by the Board, the Committee may permit a Participant to (i) have Common Stock otherwise issuable under an Option or Stock Award withheld to the extent necessary to comply with minimum statutory withholding rate requirements, (ii) tender back to the Company shares of Common Stock received pursuant to an Option or Stock Award to the extent necessary to comply with minimum statutory withholding rate requirements for supplemental income, (iii) deliver to the Company previously acquired Common Stock, (iv) have funds withheld from payments of wages, salary or other cash compensation payable and due to the Participant, or (v) pay the Company (or its Affiliate or Subsidiary) in cash, in order to satisfy part or all of the obligations for any taxes required to be withheld or otherwise deducted and paid by the Company (or its Affiliate or Subsidiary) with respect to the Option or Stock Award.

11. Compliance with Law and Approval of Regulatory Bodies

A. General Requirements. No Option or Stock Award shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges or quotation systems on which the Company’s shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock when a Stock Award is granted or for which an Option or Stock Award is exercised may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Option or Stock Award shall be exercisable, no Stock Award shall be granted, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

B. Participant Representations. The Committee may require that a Participant, as a condition to receipt or exercise of a particular award, execute and deliver to the Company a written statement, in form satisfactory to the Committee, in which the Participant represents and warrants that the shares are being acquired for such person’s own account, for investment only and not with a view to the resale or distribution thereof. The Participant shall, at the request of the Committee, be required to represent and warrant in writing that any subsequent resale or distribution of shares of Common Stock by the Participant shall be made only pursuant to either (i) a registration statement on an appropriate form under the Securities Act of 1933, which registration statement has become effective and is current with regard to the shares being sold, or (ii) a specific exemption from the registration requirements of the Securities Act of 1933, but in claiming such exemption the Participant shall, prior to any offer of sale or sale of such shares, obtain a prior favorable written opinion of counsel, in form and substance satisfactory to counsel for the Company, as to the application of such exemption thereto.

12. General Provisions

A. No Right to Continued Directorship. Neither the adoption of this Plan, its administration, or the grant of any Option or Award hereunder shall (i) confer upon any individual any right to continue to serve as a Director of the Company or any Affiliate or Subsidiary thereof, or (ii) in any way affect any right and power of the Company (or any Affiliate or Subsidiary) to change a Director’s duties and responsibilities, or (iii) terminate its relationship with any Director at any time with or without notice, subject to the terms of any outstanding agreement.

B. Plan Proceeds. The proceeds received by the Company from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.

C. Unfunded Plan. This Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

D. Rules of Construction. Headings are given to the Sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

E. Governing Law. This Plan shall, to the maximum extent possible, be construed in a manner consistent with the Code and applicable federal law, including ERISA. To the extent not pre-empted by federal law, this Plan shall otherwise be governed by the laws of the State of New Jersey.

F. Registration of Shares. The Company may, but shall not be obligated to, register the Plan, the Options, Stock Awards or the Common Stock received upon exercise of any Option or Award, or both, with the Securities and Exchange Commission and any state securities law commission or agency. In the absence of such registration, the Options, Awards and the Common Stock:

(i) will be issued only pursuant to an exemption from registration;

(ii) cannot be sold, pledged, transferred or otherwise disposed of in the absence of an effective registration statement or an opinion of counsel satisfactory to the Company that such registration is not required; and

(iii) will bear an appropriate restrictive legend setting forth the statement contained in subparagraph (ii) above.

G. Restrictions on Sale of Stock Shares or Issuance of Options or Awards. The Company shall not be required to sell or issue any Common Stock under any Option or Award if the issuance of such Common Stock would, in the judgment of the Company, constitute or result in a violation by the Company or any Optionee, Optionee or Participant of any provision of law or regulation of any governmental agency, including the Internal Revenue Service. The Board, in its sole and final discretion, may require any Optionee, Optionee or Award Recipient to sign, when exercising an Option, an investment letter satisfactory to the Company.

To the extent applicable, the provisions of this Plan are intended to satisfy the requirements of Code Section 409A. In furtherance thereof, the Company, in its sole discretion may take any action, or refrain from taking any action, which may trigger the excise tax and/or income tax provisions of Code Section 409A, including, but not limited to issuing, modifying or terminating any Award or Option contemplated hereunder.

13. Amendment and Termination

A. Plan Amendments and Termination. The Board may amend or terminate this Plan from time to time; provided, however, stockholder approval shall be required for any amendment that (i) increases the aggregate number of shares of Common Stock that may be issued under this Plan, except as contemplated by Section 9; (ii) modifies the restrictions on Repricings set forth in this Plan; or (iii) is required by the terms of any applicable law, regulation or rule, including the rules of any market on which the Company shares are traded or exchange on which the Company shares are listed. Except as specifically permitted by this Plan, Stock Option Agreement or Stock Award Agreement or as required to comply with applicable law, regulation or rule, no amendment shall, without a Participant’s consent, adversely affect any rights of such Participant under any Option or Stock Award outstanding at the time such amendment is made. Any amendment requiring stockholder approval shall be approved by the stockholders of the Company within twelve (12) months of the date such amendment is adopted by the Board.

B. Shareholder Approval of Amendments. No amendment of this Plan shall be made which would, without the approval of the Stockholders holding at least a majority of the outstanding shares of the Company voted at a meeting of such Stockholders: (a) materially increase the benefits accruing to participants under the Plan; (b) increase the number of shares of Common Stock that may be issued under the Plan (except for adjustments permitted or required under Section 9 above); materially modify the requirements as to eligibility for participation in the Plan; or (d) extend the term during which Options and/or Awards may be granted or exercised.

14. Effective Date of Plan; Duration of Plan

A. This Plan shall be effective upon adoption by the Board, subject to approval within twelve (12) months by the Stockholders of the Company. In the event that the stockholders of the Company shall not approve this Plan within such twelve (12) month period, this Plan shall terminate. Unless and until the Plan has been approved by the stockholders of the Company, no Option or Stock Award may be exercised, and no shares of Common Stock may be issued under the Plan. In the event that the stockholders of the Company shall not approve the Plan within such twelve (12) month period, the Plan and any previously granted Options or Stock Awards shall terminate.

          IN WITNESS WHEREOF, the Company has caused this Plan to be executed by a duly authorized officer as of the date of adoption of this Plan by the Board of Directors.

NEW BRUNSWICK SCIENTIFIC CO., INC.

________________________________________

________________________________________
TITLE

ANNUAL MEETING OF SHAREHOLDERS OF

NEW BRUNSWICK SCIENTIFIC CO., INC.

May 30, 2007

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

ê  Please detach along perforated line and mail in the envelope provided.  ê

MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES LISTED BELOW AND A VOTE FOR PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

Election of Directors: To Elect Three (3) Class II Directors to serve until the 2010 Annual Meeting.				FOR	AGAINST	ABSTAIN
		NOMINEES:	1. To approve and adopt the New Brunswick Scientific Co., Inc. 2007 Omnibus Equity and Incentive Plan for Officers and Key Employees.	☐	☐	☐
☐	FOR ALL NOMINEES	O Daniel S. Van Riper
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	O Dr. David Pramer O William J. Murphy
☐	FOR ALL EXCEPT (See instruction below)

			2. To approve and adopt the New Brunswick Scientific Co., Inc. 2007 Omnibus Equity and Incentive Plan for Nonemployee Directors.	☐	☐	☐
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: •

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐
Signature of Shareholder		Date:	Signature of Shareholder		Date:
NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full  title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

This Proxy is Solicited on behalf of the Board of Directors

NEW BRUNSWICK SCIENTIFIC CO., INC.

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS

MAY 30, 2007

     The undersigned hereby constitutes and appoints James T. Orcutt and Thomas Bocchino, and each of them, proxies of the undersigned, with full power of substitution to represent and vote, as designated on the reverse side, all shares of the Common stock of New Brunswick Scientific Co., Inc. (the "Corporation") which the undersigned could represent and vote if personally present at the Annual Meeting of Shareholders of the Corporation to be held on May 30, 2007, and at any adjournment thereof.

(Continued and to be signed on the reverse side)